UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934 Date of
                    Report (Date of earliest event reported):
                                 August 3, 1999


                              Sono-Tek Corporation
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-16035

                  New York                            14-1568099
         (State of Incorporation)               (I.R.S. Employer ID No.)


         2012 Route 9W, Bldg. 3, Milton, New York                12547
         (Address of Principal Executive Offices)              (Zip Code)

        Registrant's telephone number, including area code (914) 795-2020

Item 2.  Acquisition or Disposition of Assets.

Pursuant to the terms of a Stock Purchase Agreement, dated as of August 3, 1999, by and among Sono-Tek Corporation, a New York corporation (the "Company"), S&K Products International, Inc., a New Jersey corporation ("S&K") and S&K's two shareholders, Justine Schumacher and Kevin Schumacher, the Company acquired all of the outstanding stock of S&K. S&K is a specialty equipment manufacturer that produces cleaning, degreasing and vapor drying systems for the semiconductor, disk drive, and other high technology industries.

The aggregate consideration paid by the Company in respect of the acquisition described above was $248,000 which consisted of (I) $5,000 of cash and (ii) 810,000 shares of the Company's common stock with a valuation of $0.30 per share. In addition, the Company agreed to make loans to S&K in an amount up to $200,000 for S&K's working capital purposes. Of the $200,000, the Company agreed to forebear on the collection of $100,000 of accounts receivable owing by S&K to the Company.

A copy of the press release of the Company, dated August 5, 1999, is attached hereto as Exhibit 10.4 and is hereby incorporated by reference.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements.

Pursuant to Item 7(a)(4) of Form 8-K, the Company intends to file such financial statements by amendment to this Form 8-K no later than October 15, 1999.

(b)  Pro Forma Financial Information.

Pursuant to Item 7(b) of Form 8-K, such financial statement shall be filed by amendment to this Form 8-K no later than October 15, 1999.

(c)  Exhibits

2.1 Stock  Purchase  Agreement,  dated as of August  3,  1999,  by and among the
Company,  S&K  Products  International,   Inc.,  Justine  Schumacher  and  Kevin
Schumacher.

2.2  Post-Closing  Agreement,  dated as of  August  3,  1999,  by and  among the
Company,  S&K  Products   International,  Inc.,  Justine  Schumacher  and  Kevin
Schumacher.

4.1 Convertible Subordinated Debenture, dated as of August 3, 1999, by and between the Company and Justine Schumacher.

4.2 Convertible Subordinated Debenture, dated as of August 3, 1999, by and between the Company and Karen Schumacher.

4.3 Secured Note, dated as of August 3, 1999, by and between the Company and S & K Products International, Inc.

10.1 Employment Agreement, dated as of August 3, 1999, by and between S & K Products International, Inc. and J. Randolph Schumacher.

10.2 Employment Agreement, dated as of August 3, 1999, by and between S & K Products International and Kevin Schumacher.

10.3 Lease, dated as of August 3, 1999, by and between S & K Products International, Inc. and J. Randolph Schumacher.

10.4 Press Release issued by the Company, dated as of August 5, 1999.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By:      /s/ James L. Kehoe
         James L. Kehoe
         Chairman of the Board and Chief Executive Officer

August 13, 1999

Exhibit 2.1
                            STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT is dated as of August 3, 1999 (the "Agreement") by and among S & K Products International, Inc., a New Jersey corporation (the "Company"), Justine Schumacher and Kevin Schumacher (each a "Shareholder" and collectively the "Shareholders"; together with the Company, collectively the "S&K Parties" and each an "S&K Party") and Sono-Tek Corporation, a New York corporation ("Buyer").

         WHEREAS, the S&K Parties wish to sell to the Buyer, and the Buyer wishes to purchase from the S&K Parties, all the capital stock of the Company and, accordingly, have agreed to effect the stock purchase provided for herein upon the terms and subject to the conditions set forth herein;

         NOW,   THEREFORE,   in   consideration  of  the  premises  and  of  the
representations, warranties, covenants and agreements set forth herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                               THE STOCK PURCHASE

         1.1 The Stock Purchase. Upon the terms and subject to the conditions of this Agreement, at the Closing (as defined in Section 1.2 of this Agreement), Buyer shall purchase from the Shareholders, and the Shareholders shall sell and deliver to Buyer, free and clear of all liens, claims, encumbrances, restrictions and third party rights, all of the issued and outstanding shares of capital stock of the Company (the "Purchased Shares").

         1.2 Closing. Subject to the terms and conditions of this Agreement, the consummation of the stock purchases and related transactions contemplated hereby (the "Closing") shall take place (a) at the offices of the Company, 80 Red Schoolhouse Road, Chestnut Ridge, New York, at 10:00 a.m., E.S.T. on August 3, 1999 (provided that such date automatically shall be rescheduled to the first business day thereafter on which the conditions to Closing under Article VI are first satisfied, subject, in any event to Article VIII); or (b) at such other place, time, and/or date as the parties hereto may otherwise agree in writing. The date upon which the Closing shall occur is referred to herein as the "Closing Date."

         1.3 Purchase Price. The aggregate cash purchase price (the "Purchase Price") for the Purchased Shares shall equal Five Thousand Dollars ($5,000) payable by Buyer to the Shareholders (pro rata in accordance with the respective number of Purchased Shares sold by them hereunder) in cash at the Closing by certified or cashiers check or wire transfer of immediately available funds to one or more accounts designated by them in writing. Further, as additional consideration for the Purchased Shares and the obligations of the Shareholders under Section 5.7, Buyer shall cause to be issued to the Shareholders 810,000 shares of its common stock ("Buyer Shares") as follows:

                  (a) 405,000 Buyer Shares shall be issued in the name of Kevin Schumacher as of the Closing Date, held in escrow by Buyer, and delivered to Kevin Schumacher, subject to and in accordance with this
         Section 1.3(a). Stock certificates evidencing such Buyer Shares shall be registered in the name of Kevin Schumacher as of the Closing Date; provided that Buyer shall retain such stock certificates in escrow until such time as they are deliverable to Kevin Schumacher as described below in this Section 1.3(a), whereupon, Buyer shall cause the stock certificates representing any Buyer Shares to be delivered from escrow to Kevin Schumacher within 10 days. On the first anniversary of the Closing Date, stock certificates for 105,000 of such Buyer Shares shall be delivered to Kevin Schumacher, and on each of the second, third and fourth anniversaries of the Closing Date, stock certificates for an additional 100,000 of such Buyer Shares shall be delivered to Kevin Schumacher, provided that, in the event that Kevin Schumacher's Employment Agreement with Buyer (referenced under Section 2.1) has terminated under Section 7.1 or 7.3 of such Employment Agreement, the certificates for all Buyer Shares then being held in escrow by Buyer under this Section 1.3 shall be delivered to him within ten days of such termination. Notwithstanding the foregoing provisions of this Section, Kevin Schumacher shall forfeit any and all rights to any Buyer Shares then held in escrow by Buyer and such Buyer Shares shall then be released to Buyer and registered in Buyer's (or its nominee's) name, (i) if Kevin Schumacher shall violate his obligations under Section 5.7 or (ii) if such Employment Agreement is terminated other than under Section 7.1 or 7.3 thereof.

                  (b) 405,000 Buyer Shares shall be issued to Justine Schumacher as of the Closing Date. Buyer shall cause stock certificates evidencing such Buyer Shares to be registered in the name of Justine Schumacher and delivered to her at or promptly following the Closing.

                  (c) Buyer shall use its reasonable best efforts to file a registration statement under the Securities Act of 1933, as amended, relating to the resale of the Buyer Shares, subject to substantially the same terms and conditions relating to registration as are described in the Private Placement Memorandum dated May 5, 1999 (the "Memorandum"), a copy of which has been provided to the Shareholders, listing the Shareholders as "selling shareholders" so as to permit the Shareholders (but without obligation) to immediately sell the respective Buyer Shares delivered to them. All shares shall bear the restrictive legend as described in the Memorandum. In any event, prior to the time any Buyer Shares have been delivered to the Shareholders as provided above, the Shareholders shall not be entitled to sell, assign, pledge or otherwise dispose of the Buyer Shares or any interest therein.

         1.4 Taking of Necessary Action; Further Action. If, at any time at or after the Closing, any further action is necessary or reasonably requested by any party to carry out the purposes of this Agreement and to vest Buyer with full legal and beneficial right, title and interest in and to, and possession of, all of the Purchased Shares, the parties hereto shall take, all such lawful action.

                                   ARTICLE II

                               CLOSING DELIVERIES

         2.1 S&K Parties' Deliveries. At the Closing, the S&K Parties shall deliver or cause to be delivered:

                  (a) The Company shall deliver to Buyer a certified copy of its Articles of Incorporation, By-laws, corporate resolutions authorizing the transactions contemplated by this Agreement and a certificate of good standing from the states in which the Company is incorporated and qualified to do business;

                  (b) Kevin Schumacher shall duly execute and deliver to Buyer an employment agreement in substantially the form attached hereto as Exhibit A;

                  (c) The S&K Parties shall deliver closing certificates executed by them certifying that all of the representations and warranties of the respective parties as set forth herein are true and correct as of the Closing Date and that all obligations required to be performed by them at or before Closing have been duly performed;

                  (d) The Company shall deliver to Buyer, a closing balance sheet for the Company (the "Closing Balance Sheet"). The Closing Balance Sheet shall present accurately and completely the financial position of the Company as of the Closing Date immediately prior to the time of Closing and such Closing Balance Sheet shall be prepared in accordance with Section 4.8 hereof; and

                  (e)  The  Shareholders  shall  deliver  to the  Buyer  (i) all certificates representing the Purchased Shares, duly endorsed for transfer, or with stock powers duly executed in blank and (ii) all other documents, instruments and writings, including, without limitation, the Company Ancillary Documents (as hereinafter defined), required to be delivered by the S&K Parties pursuant to this Agreement (including those referenced in Section 6.3).

         2.2 Buyer's Deliveries. At the Closing, the Buyer shall deliver or cause to be delivered:

                  (a) Buyer shall deliver a certified copy of its Articles of Incorporation, By-laws and corporate resolutions authorizing the transaction and a certificate of good standing from the states in which the Buyer is incorporated and qualified to do business;

                  (b) Buyer shall deliver a closing certificate executed by Buyer certifying that all of the representations and warranties of the Buyer as set forth herein are true and correct as of the Closing Date and that all obligations required to be performed by Buyer at or before Closing have been duly performed;

                  (c) Buyer shall deliver (i) the Purchase  Price as provided in
         Section 1.3, and (ii) all other documents, instruments and writings, including, without limitation, the Buyer Ancillary Documents (as hereinafter defined), required to be delivered by the Purchaser pursuant to this Agreement (including those referenced in Section 6.2).

         2.3 Joint Deliveries. At the Closing, the Buyer and the S&K Parties shall deliver or cause to be delivered:

                  (a) The Company and J. Randolph Schumacher shall enter into a lease agreement for the Leased Premises (as hereinafter defined) in substantially the form attached hereto as Exhibit C.

                  (b) The Company shall deliver to Buyer a promissory note in the form attached as Exhibit B and Buyer shall make one or more loans to the Company in an aggregate principal amount of $300,000 in accordance with such note; $100,000 of which shall be applied by the Company at or within three business days after the Closing to reduce the Company's outstanding debtor to Sovereign Bank F.S.B., and the balance of which shall be available to the Company as required for working capital (the "Working Capital Loan").

         2.4 Right of First Refusal. If Buyer receives a bona fide written offer to purchase all or substantially all of the assets or capital stock of the Company from an independent third party which offer Buyer desires to accept (the "Offer"), Buyer shall deliver a copy of the Offer to the Shareholders, and the Shareholders shall have a right of first refusal to purchase the Company on the same terms and conditions as are contained in the Offer ("Right of First Refusal"), provided that such purchase shall be consummated within ninety (90) days after the Offer is so delivered to the Shareholders. The Shareholders shall exercise their Right of First Refusal, if at all, by providing written notice to Buyer and placing in escrow with Buyer an amount in cash equal to ten percent (10%) of the total sum necessary to consummate the transaction, in each case, within fifteen (15) days after receiving such written notice from Buyer. Such exercise shall be irrevocable by the Shareholders. The foregoing notwithstanding, the Right of First Refusal shall automatically terminate upon acceptance of, and in any event shall not apply to, any offer to purchase all or any substantial part of the stock or assets of the Company as part of a sale of the Buyer or any of its affiliates, through an asset sale, stock sale, merger or other transaction or series of transactions. If the Shareholders fail to timely exercise their Right of First Refusal with respect to any Offer, then Buyer and the Company shall be free to consummate the sale in all material respects in accordance with the Offer and the Right of First Refusal shall terminate. The Right of First Refusal shall expire and terminate on the fourth anniversary of the Closing Date.

                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to the Company that the statements contained in this Article III are true and correct.

         3.1 Organization, Standing and Qualification. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite power and authority to purchase stock, to own or lease, and operate its properties and assets, and to carry on its business as now conducted and as currently proposed to be conducted.

         3.2 Authorization of Agreement and Other Documents. Buyer has full power and authority to execute, deliver and perform this Agreement and all other documents, instruments or agreements to be executed, delivered and performed by it (the "Buyer Ancillary Documents") in connection with this Agreement, and has taken all action required by law, the Articles of Incorporation or By-laws of Buyer or otherwise to authorize the execution, delivery and performance of this Agreement and the Buyer Ancillary Documents and the consummation of the transactions contemplated hereby and thereby. This Agreement is, and when executed and delivered, the Buyer Ancillary Documents will be, a valid and binding obligation of Buyer, enforceable against Buyer in accordance with their respective terms.

         3.3 No Violation. Neither the execution and delivery by Buyer of this Agreement or the Buyer Ancillary Agreements, nor the consummation by Buyer of the transactions contemplated hereby and thereby in accordance with their respective terms, will (a) conflict with or result in a breach of any provisions of the Articles of Incorporation or By-laws of Buyer; (b) violate, conflict with, result in a breach of any provision of, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, any of the terms, conditions or provisions of any note, bond, permit, lease, contract, agreement or other instrument, commitment or obligation to which Buyer is a party, or by which Buyer or any of its properties is bound or affected, except for any of the foregoing matters which would not have a Material Adverse Effect (as defined below); (c) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgement, injunction, order or decree binding upon Buyer; or (d) other than filings provided for in this Agreement, filings under applicable federal, state and local laws and regulations, filings required under the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and the rules and regulations thereunder, or applicable state securities and "Blue Sky" laws, if any, or filings in connection with the maintenance of qualification to do business in other jurisdictions (collectively, the "Regulatory Filings"), require any material consent, approval or authorization of, or declaration of, or registration with, any domestic governmental or regulatory authority, the failure to obtain or make which would have a Material Adverse Effect. As used with reference to Buyer, "Material Adverse Effect" means a material adverse effect on the assets, liabilities, condition (financial or otherwise), business, operations or prospects of the Buyer or on the ability of any party to perform its obligations as and when due under this Agreement or any document or instrument to be executed in connection with this Agreement.

         3.4 Brokers Fees. Except as specified in the next sentence, Buyer has not entered into any contract, arrangement or understanding which may result in the obligation of the Company or Buyer to pay any finder's fee, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby. Buyer is solely responsible for payment of and shall indemnify, defend and hold the S&K Parties harmless from all claims, liabilities and expenses related to broker commissions, finder fees, investment banker fees or similar payment due to the Hudson Valley Technology Development Center for arranging the transactions contemplated hereby or introducing the parties to each other, and the S&K Parties will have no liability therefor.

         3.5 Litigation. There is no litigation or proceeding, in law or in equity, and there are no proceedings or governmental investigations before any commission or other administrative authority, pending or, to Buyer's best knowledge, threatened against Buyer or its officers or directors relating to the consummation of the transactions contemplated hereby, or by the Buyer Ancillary Documents which, in each case, if conducted with results unfavorable to Buyer would have a Material Adverse Effect.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Company and Shareholders jointly and severally represent and warrant to Buyer that the statements contained in this Article IV are true and correct, except as otherwise specifically described in the Disclosure Schedule attached to this Agreement (the "Disclosure Schedule"). Exceptions disclosed in the Disclosure Schedule shall be identified with particularity and the relevant facts shall be described in reasonable detail. The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Agreement.

         4.1 Organization, Standing and Qualification. (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey; (ii) has all requisite power and authority to own or lease, and operate its properties and assets, and to carry on its business as now conducted and as currently proposed to be conducted; (iii) is duly qualified or licensed to conduct business and is in good standing in all jurisdictions in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify would not have a Material Adverse Effect (as defined below); and (iv) has obtained all licenses, permits, franchises and other governmental authorizations necessary to the ownership or operation of its properties or the conduct of its business. As used with reference to any of the S&K Parties, "Material Adverse Effect" means a material adverse effect on the assets, liabilities, condition (financial or otherwise), business, operations or prospects of the Company or on the ability of any party to perform its obligations as and when due under this Agreement or any document or instrument to be executed in connection with this Agreement.

         4.2      Capitalization.

                  (a) The total authorized capital stock of the Company consists of 2,500 shares of common stock, 90 shares of which (including the Purchased Shares) are issued and outstanding as of the date of this Agreement. Except as aforesaid, there are no shares of capital stock or other equity interests of the Company of any class or series authorized, issued or outstanding. As of the date of this Agreement, all of the outstanding shares of common stock are owned of record by the Shareholders (and any other persons) identified in the Disclosure
         Schedule in the respective amounts set forth in the Disclosure Schedule (which shall be updated as of the Closing Date by the S&K Parties, as appropriate, to reflect any changes since the date hereof), and the Shareholders constitute, or on the Closing Date (immediately prior to the Closing) will constitute, all of the holders of record of all outstanding capital stock of the Company and the Purchased Shares will be the only shares of capital stock of the Company issued and outstanding.

                  (b) Each share of the outstanding common stock is (i) duly authorized and validly issued; (ii) fully paid and nonassessable and free of preemptive and similar rights; and (iii) free and clear of all liens, claims, encumbrances, restrictions and third party rights, other than generally applicable restrictions on transfer imposed by Federal and state securities laws. At the Closing, the Shareholders will duly and validly sell, assign and deliver to Buyer, whereupon Buyer will be vested with good and marketable title to, all of the Purchased Shares, free and clear of all liens, claims, encumbrances, restrictions and third party rights, and the Purchased Shares will then constitute all of the issued and outstanding shares of capital stock of the Company.

                  (c) There are no outstanding (i) securities or other instruments convertible into or exchangeable for any capital stock of the Company, (ii) options, warrants or other rights to purchase, subscribe for or acquire capital stock of the Company or securities or other instruments convertible into or exchangeable for capital stock of the Company, or (iii) contracts, commitments, agreements, understandings, arrangements, calls or claims of any kind to which any S&K Party is a party or is bound relating to the issuance or acquisition of any capital stock of the Company.

         4.3 Ownership Interests. The Company has no subsidiaries and does not own any direct or indirect interest in any Person. As used in this Agreement, "Person" shall mean any individual, corporation, affiliate (as that term is defined in Section 1504(a) of the Internal Revenue Code of 1986, as amended (the "Code")), partnership, joint venture, limited liability company, trust, association or other entity.

         4.4 Constituent and Other Documents. True and complete copies of the Articles of Incorporation and all amendments thereto, the By-laws as amended and currently in force, all stock records, and all corporate minute books and records of the Company have been furnished to Buyer for inspection. The corporate minute books and records of the Company contain true and complete copies of all resolutions adopted by the Shareholders and the board of directors of the Company and any other action formally taken by them as such.

         4.5 Authorization of Agreement and Other Documents. Each S&K Party has full power and authority to execute, deliver and perform this Agreement and all other documents, instruments or agreements to be executed, delivered and performed by it (the "Company Ancillary Documents") in connection with this Agreement, and has taken all action required by law, the Articles of Incorporation or By-laws of Company or otherwise to authorize the execution, delivery and performance of this Agreement and the Company Ancillary Documents and the consummation of the transactions contemplated hereby and thereby. This Agreement is, and when executed and delivered the Company Ancillary Documents will be, a valid and binding obligation of the S&K Parties, enforceable against the S&K Parties in accordance with their respective terms.

         4.6 No Violation. Neither the execution and delivery by the S&K Parties of this Agreement or the Company Ancillary Documents, nor the consummation by the S&K Parties of the transactions contemplated hereby and thereby in accordance with their respective terms, will (a) conflict with or result in a breach of any provisions of the Articles of Incorporation or By-laws of the Company; (b) violate, conflict with, result in a breach of any provision of, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, any of the terms, conditions or provisions of any note, bond, permit, lease, contract, agreement or other instrument, commitment or obligation to which the S&K Parties are a party, or by which the S&K Parties or any of their respective properties are bound or affected, except for any of the foregoing matters which would not have a Material Adverse Effect;
(c) contravene or conflict with or constitute a violation of any provision of any law, regulation, contravene or conflict with or constitute a violation of any judgement, injunction, order or decree, binding upon or applicable to the S&K Parties, except for any of the foregoing matters which would not have a Material Adverse Effect; or (d) other than filings provided for in this Agreement, require any Regulatory Filings, require any material consent, approval or authorization of, or declaration of, or registration with, any domestic governmental or regulatory authority, the failure to obtain or make which would have a Material Adverse Effect.

         4.7 Compliance with Laws. The Company holds all permits, licenses, registrations, variances, exemptions, orders and approvals of any court, arbitral, tribunal, administrative agency or commissioner or other governmental or other regulatory authority or agency, whether domestic or foreign ("Governmental Entities"), necessary for the lawful conduct of its business as currently conducted or as contemplated to be conducted (the "Permits"). The Company is in compliance with all laws, ordinances and regulations of all Governmental Entities (including, but not limited to, those related to occupational health and safety, controlled substances or employment and employment practices) that are applicable to the Company or its assets, personnel or operations or affect or relate to this Agreement or the transactions contemplated hereby, except for any noncompliance that would not have a Material Adverse Effect.

         4.8 Financial Statements and Records. (a) The Company's books, accounts and records are, and have been, in all material respects, maintained in the Company's usual, regular and ordinary manner, in accordance with GAAP (as defined below), and all material transactions to which the Company is or has been a party are properly reflected therein. The Disclosure Schedule contains complete and accurate copies of the audited balance sheets and statements of income and shareholders' equity and notes to financial statements (together with any supplementary information thereto) of the Company as of and for the year ended September 30, 1998 (collectively, the "Financial Statements"). The Disclosure Schedule also contains complete and accurate copies of the unaudited balance sheet and unaudited statement of income of the Company as of and for the five-month period ended February 28, 1999. The financial statements described in the preceding sentence are referred to herein as the "Interim Financial Statements". The Financial Statements and the Interim Financial Statements present accurately and completely the financial position of the Company as of the dates thereof (subject, in the case of the Interim Financial Statements, to the absence of footnotes and normal year-end adjustments) and the results of operations of the Company for the periods covered by said statements, in accordance with generally accepted accounting principles consistently applied ("GAAP"). The Closing Balance Sheet will be prepared in accordance with GAAP and will present accurately and completely the financial position of the Company as of the Closing Date immediately prior to the time of Closing.

         4.9 Intellectual Property. To the Company's best knowledge, neither the Company nor any of the product lines and the methods and means employed in the design, manufacture, distribution, use or sale of products in the business, infringe or have infringed upon any registered trade names, brand names, fictitious names, assumed names, trademarks, trademark rights, patents, patent rights, licenses, or statutory or common law rights of any Person. No claims have been asserted of any conflict, or purported conflict, concerning any trade name, trademark, patent, license, or copyright or other proprietary right owned, used, or claimed by the Company in the conduct of the business as currently conducted or as contemplated to be conducted and to the Company's best knowledge, there are no grounds for any such claims or conflicts. The Disclosure Schedule contains a true, correct and complete list of all domestic and foreign trade names, brand names, fictitious names, assumed names, trademarks, trademark registrations, trademark applications, patents, patent applications, licenses, material processes, know-how, formulas, inventions and trade secrets and other proprietary rights owned or used by Company and whether the same are owned or held under license. Except as set forth in the Disclosure Schedule, Company owns all right, title and interest, free and clear of all liens, encumbrances or charges, in any and all inventories, processes, know-how, formulas, trade secrets, inventions, patents, trademarks, trade dress, copyrights, trade names, brand names, technology and other proprietary rights which are currently used in connection with the business. Company has taken all necessary actions to secure, register and protect the aforementioned proprietary rights.

         4.10  Title  to  Properties  and  Assets.  Attached  to the  Disclosure
Schedule is an "inventory" list which provides a description of each item of tangible personal property owned by the Company (excluding items which, individually and in the aggregate, are not material to the business or of material value). The Company (i) has good, marketable, legal and valid title to its personal property free and clear of all liens, claims, third party rights, encumbrances or security interests (collectively, "Liens"), except for Liens set forth on the Disclosure Schedule; and (ii) enjoys peaceful, quiet and undisturbed possession under all leases to which it is a party as lessee. All of the leases to which the Company is a party (other than lease for Leased Premises, as defined below) are legal, valid and binding obligations of the Company and in full force and effect, and no default by the Company, or, to the best knowledge of the S&K Parties, any other party thereto has occurred or is continuing thereunder. Except for such assets as are immaterial to the business of the Company, all tangible assets of the Company are in good operating condition and repair (ordinary wear and tear excepted) and, in the aggregate, are sufficient to conduct the business of the Company as previously conducted prior to the date hereof.

         4.11 Real Estate. The Company does not own, nor has it ever owned, any real estate, nor does it have the option to acquire any real estate. The Company does not lease (or use or occupy) any real estate other than the premises identified in the Disclosure Schedule as being so leased (the "Leased Premises"). The Leased Premises are leased to the Company, pursuant to written leases, true, correct and complete copies of which have been provided to Buyer or its counsel. The Leased Premises contain no patent or, to the best knowledge of the S&K Parties, latent structural or engineering defects. To the best knowledge of the S&K Parties, none of the improvements comprising the Leased Premises, or the businesses conducted or proposed to be conducted by the Company thereon, are in violation of any building line or use or occupancy restriction, limitation, condition or covenant of record or any zoning or building law, code or ordinance, public utility or other easements or other applicable law. To the best knowledge of the S&K Parties, no material expenditures are required to be made to correct any defects or for the repair or maintenance of any improvements on the Leased Premises or for the Leased Premises to be used for its intended purpose. The Company is not in default under any agreement relating to the Leased Premises nor, to the best knowledge of the S&K Parties, is any other party thereto in default thereunder.

         4.12     Contracts.

                  (a) Except as set forth in the Disclosure Schedule, the Company is not a party to, or bound by, or the issuer or beneficiary of, any undischarged written or oral: (i) agreement or arrangement obligating or potentially obligating the Company to pay or pursuant to which the Company will or may be entitled to receive, or pursuant to which the Company has previously paid or received and pursuant to which material performance remains to be completed, an aggregate amount in excess of $5,000, including, without limitation, any purchase, sale, supply or distribution or vending agreement or arrangement; (ii) employment or consulting agreement or arrangement; (iii) plan, contract or arrangement providing for bonuses, options, deferred compensation, retirement payments, profit sharing, medical and dental benefits or the like covering employees of the Company (excluding those described in
         Section 4.15 hereof); (iv) agreement restricting in any manner the Company's right to compete with, sell to or purchase from any other Person; the right of any to Person to compete with the Company or the ability of such Person to employ any of the Company's employees; (v) agreement between the Company and any Related Party (as defined below);
         (vi) guaranty, performance, bid or completion bond, or surety or indemnification agreement; (vii) requirements contract; (viii) loan or credit agreement, pledge agreement, note, security agreement, mortgage, debenture, indenture, factoring agreement or letter of credit; (ix) agreement for the treatment or disposal of Materials of Environmental Concern (as defined herein); (x) power of attorney; (xi) partnership or joint venture agreement; (xii) insurance contracts; or (xiii) any other agreement not entered into in the ordinary course of business. Except as set forth in the Disclosure Schedule or as provided for in this Agreement, the Company is not currently negotiating (or in preliminary discussions with respect to) any other agreements, contracts, arrangements or instruments. For purposes of this Agreement, the term "Related Party" shall mean: any present or former officer or director, present or former shareholder, present or former affiliate of the Company, any present or former spouse, ancestor or descendant of any of the aforementioned Persons or any trust or other similar arrangement for the benefit of any of the foregoing Persons.

                  (b) All agreements, contracts, arrangements and instruments referred to in this Section 4.12, are in full force and binding upon the Company, and, to the best knowledge of the Company, the other parties thereto, in accordance with their respective terms. Neither the Company nor to the Company's best knowledge, are any of the other parties thereto in default of a material provision under any such agreement, contract, arrangement or instrument. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, or the happening of any further event or condition, would become a default of a material provision under any such agreement, contract, arrangement or instrument by the Company, or, to the best knowledge of the Company, the other contracting parties. The Company has not released or waived any material right under any such agreement, contract, arrangement or instrument. Immediately after the Closing, except as contemplated by this Agreement, the Company will not be bound by the terms of any stock option agreement, registration rights agreement, shareholders agreement, management agreement, consulting agreement or any other agreement relating to the equity or management of the Company.

         4.13 Litigation. There is no litigation or proceeding, whether in law or in equity or otherwise, and there are no investigations, reviews, inquiries or proceedings before any Governmental Entity, pending or, to the S&K Parties' best knowledge, threatened against any S&K Party, including the Company or any of its officers, directors or affiliates, with respect to or affecting the Company's operations, business, assets or condition, or relating to or affecting the transactions contemplated hereby. There are no facts known to the S&K Parties which, if known by a potential claimant or Governmental Entity, would give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company, would have a Material Adverse Effect. The Company is not a party to, or bound by, any decree, judgement, order or arbitration award (or agreement entered into in any administrative, judicial or arbitration proceeding with any Governmental Entity) with respect to or affecting the properties, assets, personnel or business activities of the Company or the Purchased Shares.

         4.14 Taxes. All Returns of the Company required by law to be filed have been properly and accurately prepared and duly filed in a timely manner, and all Taxes shown on such Returns to be due and payable have been paid or adequate accruals therefor have been made. As used in this Agreement, the term "Taxes" means all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, intangibles, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto, and the term "Returns" means all returns, declarations, reports, statements and other documents required to be filed in respect of Taxes.

         4.15 ERISA Neither the Company nor any Person or business which is now or at the relevant time was an affiliate of the Company as determined under the Code section 414(b), (c), (m) or (o) ("ERISA Affiliate") maintains, administers, contributes to or has any liability (including any liability for a violation of Section 406 of the Employment Retirement Income Security Act of 1974, as amended ("ERISA") or any "prohibited transaction" (as defined in section 4975(c) of the Code)) under or in connection with, or has maintained, administered, contributed to or had any liability under or in connection with, nor do the employees of the Company, or any ERISA Affiliate receive or have any reason to expect to receive as a condition of employment, benefits pursuant to any of the following (collectively, "Plans"): employee pension benefit plan (as defined in Section 3(2) of ERISA), including, without limitation, any multi-employer plan as defined in Section 3(37) of ERISA or any non-qualified deferred compensation plan or retirement plan; employee welfare benefit plan (as defined in Section 3(1) of ERISA), including any other plan, program, agreement or arrangement under which former employees of the Company, or an ERISA Affiliate (or their beneficiaries) are entitled, or current employees of the Company or an ERISA Affiliate will be entitled, following termination of employment, to medical, health or life insurance or other benefits other than pursuant to benefit continuation rights granted by state or federal law; or bonus, stock, stock purchase, or stock option plan or arrangement, severance plan or arrangement, salary continuation, vacation, sick leave, fringe benefit, incentive, insurance, welfare or similar plan or arrangement; other than those Plans described in the Disclosure Schedule, true, correct and complete copies of all of which (including any related trust, insurance or other instruments or agreements) have been heretofore provided to Buyer. All Plans and any related trust agreements, insurance contracts or annuity contracts (or any related trust instruments) comply with and are and have been operated in accordance with each applicable provision of ERISA, the Code (including, without limitation, the requirements of Code section 401(a) to the extent any Plan is intended to conform to that section) and other applicable law.

         4.16     Environmental Matters.

                  (a) The Company and its assets, facilities and business are, and at all times have been, in compliance in all material respects with all Environmental Laws and Environmental Permits (as herein defined) applicable to it. The Company possesses all Environmental Permits which are required for ownership or use of its assets or facilities or the operation of its business, and is in compliance with the provisions of all such Environmental Permits. Copies of all Environmental Permits issued to the Company have been provided or made available to Buyer or its counsel. The Company has delivered to Buyer copies of all environmental reports with respect to the Leased Premises in its possession or under its control.

                  (b) For the  purposes of this  Agreement:  (i)  "Environmental
         Laws" means all federal, state, local and foreign statutes, regulations, ordinances, rules, regulations and policies, all judgments, orders and decrees of any court or other governmental authority and all arbitration awards, and the common law, which pertain to environmental matters or contamination of any type whatsoever. Environmental Laws include, without limitation, those relating to: manufacture, processing, use, distribution, treatment, storage, disposal, generation or transportation of Materials of Environmental Concern; air, surface or ground water or noise pollution; Releases;
         protection  of  wildlife,   endangered  species,  wetlands  or  natural
         resources; Containers; health and safety of employees and other persons; and notification requirements relating to the foregoing; (ii) "Environmental Permits" means licenses, permits, registrations, governmental approvals, agreements and consents which are required under or are issued pursuant to Environmental Laws; (iii) "Materials of Environmental Concern" means (A) pollutants, contaminants, pesticides, radioactive substances, solid wastes or hazardous or extremely hazardous, special, dangerous or toxic wastes, substances, chemicals or materials within the meaning of any Environmental Law, including without limitation any (i) "hazardous substance" as defined in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601, et. seq., as amended and reauthorized ("CERCLA"), and
         (ii) any "hazardous waste" as defined in the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C., Sec. 6902 et. seq., and all amendments thereto and reauthorizations thereof; and (B) even if not prohibited, limited or regulated by Environmental Laws, all pollutants, contaminants, hazardous, dangerous or toxic chemical materials, wastes or any other substances, including without limitation, any industrial process or pollution control waste (whether or not hazardous within the meaning of RCRA) which could pose a hazard to the environment or the health and safety of any person, or impair the use or value of any portion of the Leased Premises; (iv) "Release" means any spill, discharge, leak, emission, escape, injection, dumping, or other release or threatened release of any Materials of Environmental Concern into the environment, whether or not notification or reporting to any governmental agency was or is, required, including without limitation any Release which is subject to CERCLA; and (vii) "Containers" means above-ground and under-ground storage tanks, vessels and related equipment and containers.

         4.17 Interim Conduct of Business. Except as otherwise contemplated by this Agreement or the Reorganization Plan (as hereinafter defined) or as reflected in the Interim Financial Statements, since February 28, 1999, the Company has not:

                  (a) sold, assigned, leased, exchanged, transferred or otherwise disposed of any portion of its assets or property, except for sales of inventory and cash applied in the payment of the Company's Liabilities (as hereinafter defined) in the usual and ordinary course of business in accordance with the Company's past practices;

                  (b) waived any material right arising out of the conduct of, or with respect to, its business or assets;

                  (c)      made any change in accounting methods or principles;

                  (d) entered into any transaction with, or made any payment to, or incurred any liability to, any Related Party in an amount which exceeds $5,000 in the aggregate; except for (i) payment of salary and other customary expense reimbursements made in the ordinary course of business to Related Parties who are employees of the Company and (ii) the $150,000 secured loan owed to the Shareholders; (iii) the promissory note payable to Buyer in a principal amount of $25,000 ("Buyer Note"); and (iv) a Shareholder loan in the principal amount of $61,000, of which $35,000 has been repaid to such Shareholder and $26,000 remains outstanding, and additional Shareholders loans to the Company which have been or may be made on or after June 3, 1999 to repay outstanding indebtedness of the Company to Sovereign Bank F.S.B. and for working capital purposes of the Company in the ordinary course of its business (collectively, the "Shareholder Loans");

                  (e) made any payments or distributions to its employees, officers, directors or shareholders except such amounts as constitute currently effective compensation for services rendered, or reimbursement for reasonable ordinary and necessary out-of-pocket business expenses, including the repayment of the Shareholder Loans;

                  (f) paid, declared or set aside any dividend or other distribution on its securities of any class, or purchased, exchanged or redeemed any of its securities of any class; or

                  (g) without limitation by the enumeration of any of the foregoing, entered into any transaction other than in the usual and ordinary course of business consistent with past practices.

         4.18 Material Adverse Change. Since February 28, 1999, the Company has not suffered or been threatened with any material adverse change in the business, operations, assets, liabilities, condition (financial or otherwise) of the Company.

         4.19 No Undisclosed Liabilities. There are, and on the Closing Date there will be, no indebtedness, liabilities or obligations of the Company, howsoever arising or evidenced (whether by contract, operation of law or otherwise), whether absolute, contingent, matured, unmatured, direct, indirect, secured, unsecured, liquidated, unliquidated, or otherwise (collectively, "Liabilities"), other than: (i) Liabilities expressly disclosed or provided for in the Interim Financial Statements or the Reorganization Plan; or (ii) Liabilities arising pursuant to this Agreement; or (iii) ordinary, unsecured trade payables on customary terms and conditions arising in arms-length transactions in the ordinary course of the Company's business consistent with past practice.

         4.20 No Brokers. The Company has not entered into any contract, arrangement or understanding with any Person which may result in the obligation of the Company or Buyer to pay any finder's fee, brokerage or agent's commissions or other like payments in connection with negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

         4.21 Reorganization Plan. (i) The representations, warranties, certifications and other statements contained in the Reorganization Plan (as defined below) are true, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein (including any disclosures required under the Bankruptcy Code) or necessary to make the statements contained therein, in the light of the circumstances under which such statements were made, not misleading; and (ii) there are no claims (as such term is defined in Section 101(5) of the Bankruptcy Code, 11 U.S.C. ss.101(5), as amended) other than those properly and adequately disclosed in the Reorganization Plan. For purposes of this Agreement, "Reorganization Plan" means the Amended Plan of Reorganization dated November 30, 1998 and the Amended Disclosure Statement, in each case, filed by the Company on December 1, 1998 with the United States Bankruptcy Court, Southern District of New York (the "Bankruptcy Court"), in Case No. 98 B 20661 (ASH) (the "Bankruptcy Case") under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 et seq., as amended (the "Bankruptcy Code"), together with the Order Confirming Debtor's Plan of Reorganization dated February 18, 1998, confirming. Notwithstanding the foregoing, the Company and the Shareholders make no representation or warranty regarding the accuracy of any statements contained in the Company's Reorganization Plan that discuss the Company's future intentions, proposed courses of action, forecasts or projections.

         4.22 Year 2000 Compliance. The Company has several initiatives underway which the Company believes will adequately address Year 2000 issues. To the best knowledge of the S&K Parties, all computer software and hardware owned or used by Company, or licensed by Company as licensor or as licensee, other than any shrink-wrap software available to retail customers generally, is Year 2000 Compliant (as hereinafter defined), except as set forth on the Disclosure Schedule. For purposes of this Agreement, "Year 2000 Compliant" shall mean (i) all such software and hardware shall operate in four-digit year format, without errors in the recognition, calculation and processing of date data relating to century recognition, leap years, single and multi-century formulae, date values and interfaces of date-related functionalities; (ii) all date processing shall be conducted in a four-digit year format and all date sorting that includes a "year filed" or "year category" shall be based upon a four-digit year format; and (iii) any date arithmetic programs or calculators in the software and hardware shall operate in accordance with the related user documentation in the Year 2000 and the years following without degrading functionality or performance.

         4.23 False or Misleading Information. No information of a factual nature heretofore, contemporaneously or hereafter furnished to Buyer or its agents or representatives by or on behalf of any S&K Party contains or will contain any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements or information contained therein, in the light of the circumstances under which such statements are made, not misleading.

                                    ARTICLE V

                                    COVENANTS

         5.1 Interim Operations. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing, unless Buyer has consented in writing thereto (which consent shall not be unreasonably withheld) or this Agreement otherwise provides, the S&K Parties:

         (i) Shall comply with the Reorganization Plan and shall conduct the Company's operations in its usual, regular and ordinary course in accordance with past practices, except as required by the Reorganization Plan;

         (ii) To the extent consistent with its business, shall use their respective best commercially reasonable efforts to preserve intact its business organization and goodwill, keep available the services of its officers and employees and maintain satisfactory relationships with those Persons having business relationships with it;

         (iii) Shall not increase in any manner the compensation of any of its directors, officers or other employees, except such increases as are required by law or are granted pursuant to the terms of any agreement in force as of the date of this Agreement, provided that this Section 5.1(iii) shall not preclude payment of the outstanding balance of the Shareholder Loans; (ii) pay or agree to pay any pension, retirement allowance or other employee benefit not required by any existing plan, agreement or arrangement (iii) enter into, or negotiate with respect to, any collective bargaining agreement except as required by law, in which case the S&K Parties shall first notify the Buyer, and the S&K Parties shall not make new or additional commitments without the consent of the Buyer; or (iv) commit itself to any additional pension, profit-sharing, bonus, incentive, deferred compensation, stock purchase, stock option, stock appreciation right, group insurance, severance pay, retirement or other employee benefit plan, agreement or arrangement, or to any employment agreement (except as otherwise provided for in this Agreement or noted in the Disclosure Schedule) or consulting agreement with or for the benefit of any Person, or amend any of such plans or any of such agreements in existence on the date of this Agreement;

         (iv) Shall not, without the prior written consent of Buyer, and without limiting the generality of any other provision of this Agreement, cause or permit the Company to incur or commit to incur any capital expenditures not set forth in Disclosure Schedule 4.12 or 2.3(b), 4.17(d) and (e), in excess of $5,000 in the aggregate or incur, assume or guarantee any long-term or short-term indebtedness;

         (v) Shall promptly notify Buyer of any event or circumstance having or which, in its reasonable judgement, is reasonably likely to have Material Adverse Effect, any litigation or governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the breach of any representation or warranty contained herein;

         (vi) Shall not (A) declare, set aside or pay any dividend or make any other distribution or payment with respect to any shares of the Company's capital stock or other ownership interests; or (B) directly or indirectly, redeem, purchase or otherwise acquire any shares of its capital stock or change its equity structure, or make any commitment for any such action (except to the extent necessary to ensure that at the Closing, Shareholders' sell, assign and deliver to Buyer all of the issued and outstanding capital stock of the Company, provided that the Company shall not make any expenditure or incur any liability in excess of $500.00 to do so except those disclosed in the Disclosure Schedule or as provided for in this Agreement);

         (vii) Shall not enter into any agreement or transaction, or agree to enter into any agreement or transaction, outside the ordinary course of business consistent with past practices, including, without limitation, any transaction involving a merger, consolidation, joint venture, license agreement partial or complete liquidation or dissolution, reorganization, recapitalization, restructuring or a purchase, sale, lease or other disposition of a material portion of assets or capital stock (except those disclosed in the Disclosure Schedule or as provided for in this Agreement);

         (viii) Shall not apply any of the Company's assets to the direct or indirect payment, discharge, satisfaction or reduction of any amount payable directly or indirectly to or for the benefit of any affiliate or Related Party or enter into any transaction with any Related Party (except for payment of salary and other customary expense reimbursements made in the ordinary course of business to Related Parties who are employees of the Company); and

         (ix) Shall not alter the manner of keeping its books, accounts or records, or change in any manner the accounting practices therein reflected.

         5.2 Post-Closing Covenants. From and after the Closing Date, the Buyer will use its best commercially reasonable efforts to (i) have Justine Schumacher, J. Randolph Schumacher, Kevin Schumacher and any other members of the Schumacher family who are personal guarantors of the outstanding debt with Sovereign Bank F.S.B. (the "Sovereign Loan") removed as personal guarantors of such debt and have the liens of Sovereign Bank on any Schumacher family members homes, securing the Sovereign Loan, released; (ii) renegotiate the pay-out terms of the Sovereign Loan; and (iii) have Kevin Schumacher elected as a director of the Buyer. Furthermore, the Buyer will use its best commercially reasonable efforts from time to time to have all remaining personal guarantees of the Shareholders removed from the Sovereign Loan. Until such time as the personal guarantees are removed from the Sovereign Loan, Buyer agrees that 50% of the Net Cash Flow (as hereinafter defined) from operations of the Company, will be applied to reduce the outstanding principal balance of the Sovereign Loan and up to $75,000 from the net sales proceeds from the sale of the IG-300 currently in the Company's inventory. "Net Cash Flow" shall mean the Company's net income before depreciation, amortization and other noncash charges to income, all as determined in accordance with generally accepted accounting principles consistently applied. From the proceeds of the Working Capital Loan, Buyer shall cause the Company to repay the outstanding balance of the Shareholder Loans and the outstanding balance of the Buyer Note.

         5.3 Filings; Other Action. Each party will use its best commercially reasonable efforts to obtain all consents, approvals, permits or authorizations required to be obtained by it prior to the Closing and will cooperate with the other parties in all reasonable respects requested in the other parties' efforts to do so. Notwithstanding anything to the contrary in this Agreement, the S&K Parties shall obtain any and all consents, approvals and orders required from the Bankruptcy Court or any other Person in connection with the Bankruptcy Case or the Reorganization Plan (including those required to consummate the Closing).

         5.4 Inspection of Records. From the date hereof to the Closing, the Company shall (a) allow all officers, attorneys, accountants and other representatives of Buyer reasonable access at all reasonable times to the offices, records and files, correspondence, audits and properties, as well as to all information relating to commitments, contracts, titles and financial position, or otherwise pertaining to the business and affairs of the Company;
(b) furnish to Buyer, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request; and (c) instruct the employees, counsel and financial advisors of the Company to cooperate with Buyer and its investigation of the business of the Company.

         5.5 Publicity. Neither party hereto shall issue any press release or public announcement with respect to this Agreement, the Closing or the transactions contemplated hereby without the prior written consent of the other party hereto (which consent shall not be unreasonably withheld); provided, however, that each party hereto may make any disclosure or announcement which such party is obligated to make pursuant to applicable law or regulation.

         5.6 Expenses. Whether or not the Closing is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, except that Buyer shall be responsible for all auditing costs incurred (and previously invoiced) by the Company's auditors, O'Conner, Davis and Company, in an approximate amount of $8,500. Payment shall be paid in full by Buyer upon notification by the Company of its receipt of such invoice from O'Conner, Davis and Company. Buyer shall make such payment irrespective of whether the Closing occurs.

         5.7      Non-Competition; Confidentiality.

                  (a) Each Selling  Shareholder  agrees that,  during the period specified in the employment agreement for Randy Schumacher and Kevin Schumacher, (the "Restrictive Period"), such Shareholder shall not, directly or indirectly, in any capacity, engage in or render services (including, without limitation, research, development, manufacturing, marketing or sales) to, or have an ownership or financial interest in, any person, firm, corporation or other entity engaged in any line of business or activity in competition with the Company or Buyer. Without limitation to the generality of the foregoing, for purposes of this Section, an entity is "in competition with the Company or Buyer" if it produces or distributes any product, or performs any service, which is similar to the products of the Company or Buyer, or services performed by the Company or Buyer, or products or services demonstrably anticipated by the Company or Buyer, or any subsidiary of Buyer or the Company, during the Restrictive Period.

                  (b) Except as may be required by law, each Shareholder further agrees that for the maximum time period permitted under applicable laws, such Shareholder shall not use, directly or indirectly, for his or her own account or for the account of any person, firm, corporation or other entity, or disclose to any person, firm, or corporation or other entity, the Company's or Buyer's (or their respective affiliates') proprietary information disclosed, made available or entrusted to such Shareholder, or developed or generated by such Shareholder in the performance of his duties to the Company or Buyer, including, but not limited to, information relating to the Company's or Buyer's organizational structure, operations, business plans, technical projects, pricing data, production costs, research data or results, inventions, trade secrets, customer lists or other work product developed by or for the Company, Buyer or their respective affiliates, whether on the premises of the Company or Buyer or elsewhere. The provisions of this Section 5.7 shall not apply to any proprietary, confidential or secret information which is, as of the date of this Agreement or at some later date, publicly known under circumstances involving no breach of this Agreement or any other agreement to which the Shareholder and the Company or Buyer are parties or is lawfully and in good faith made available to a Shareholder, without restrictions as to disclosure, by a third party.

                  (c) Each Shareholder acknowledges that the restrictions contained in this Section 5.7 are reasonable in view of the nature of the businesses in which the Company and Buyer are engaged and such Shareholder's knowledge of those businesses. The parties agree that the Shareholder's respective obligations under this Section are of a special and unique character which give them a peculiar value, and the Company and Buyer cannot be reasonably or adequately compensated in damages in an action at law in the event that a Shareholder breaches such obligations. The Shareholders therefore expressly agree that, in addition to any other rights or remedies which the Company may possess, the Company shall be entitled to injunctive to prevent a breach of this Section by a Shareholder, including a temporary restraining order or temporary injunction from any court of competent jurisdiction restraining any actual violation, and each party hereby consents to the entry of such an order and injunctive relief and waives the making of a bond as a condition for obtaining such relief. Such rights shall be cumulative and in addition to any other legal or equitable rights and remedies the Company may have. Without limitation to any other rights or remedies otherwise available, the Company and Buyer shall have the right at any time and from time to time to offset, deduct, or withhold any cash or property owing to a Shareholder (including any employment compensation owing) against any amounts now or hereafter owing by a Shareholder to the Company or Buyer, as a result of damages sustained by the Company or Buyer for a breach or violation of this Agreement (or any other agreement to which the Company and either Shareholder are parties) or otherwise.

                  (d) It is expressly agreed by the parties hereto that the provisions of this Section 5.7 shall survive the termination of this Agreement. If any one or more of the provisions contained in this Section shall for any reason in any jurisdiction by held to be excessively broad as to time, duration, geographical scope, activity or subject, it shall be construed with respect to such jurisdiction, by limiting or reducing it, so as to be enforceable to the extent compatible with the applicable law of such jurisdiction as it shall then appear. The obligations of the Shareholders under this Section 5.7 are in addition to, and not in limitation of, any obligations regarding non-competition or confidentiality to which either Shareholder may be bound, now or hereafter, under any other agreement with Buyer or the Company.

                                   ARTICLE VI

                                   CONDITIONS

         6.1 Conditions to Each Party's Obligation to Effect the Closing. The respective obligations of each party to effect the Closing shall be subject to the fulfillment at or prior to the Closing Date of each of the following conditions (unless waived in writing by each of the parties hereto):

                  (a) No injunction or other order or decree by any Governmental Entity which prevents the consummation of the Closing or materially changes the terms or conditions of this Agreement shall have been issued and remain in effect. In the event any such order or injunction shall have been issued, each party agrees to use its reasonable efforts to have any such injunction lifted.

                  (b) All consents, authorizations, orders and approvals of (or filings or registrations with) any Governmental Entity or third party required in connection with the execution, delivery and performance of this Agreement shall have been obtained or made, except for filings, if any, in connection with the Closing and any other documents required to be filed after the Closing.

                  (c) The Buyer shall have obtained financing in an amount and on terms and conditions satisfactory to Buyer, in its good faith determination, sufficient to consummate the transactions contemplated hereby and to provide the Company with adequate working capital. Buyer agrees to use commercially reasonable efforts to obtain financing.

         6.2 Conditions to Obligation of the Company to Effect the Closing. The obligation of the Company to effect the Closing shall be subject to the fulfillment at or prior to the Closing Date of the following conditions (unless waived in writing by the Company):

                  (a) Buyer shall have performed, in all respects, all of its agreements contained herein that are required to be performed by Buyer on or prior to the Closing Date, and the Company shall have received a certificate from Buyer, dated the Closing Date, certifying to such effect.

                  (b) The representations and warranties of Buyer contained in this Agreement or in any document delivered in connection herewith shall be true and correct as of the Closing in all respects, and the Company shall have received a certificate from Buyer, dated the Closing Date, certifying to such effect.

                  (c) The Company shall have received from Buyer certified copies of the resolutions of Buyer's Board of Directors approving and adopting this Agreement, the Buyer Ancillary Documents and the transactions contemplated hereby and thereby.

                  (d) Buyer shall have executed and delivered such other documents and taken such other actions as the Company shall reasonably request.

         6.3 Conditions to Obligation of Buyer to Effect the Closing. The obligation of Buyer to effect the Closing shall be subject to the fulfillment at or prior to the Closing Date of the following conditions (unless waived in writing by Buyer):

                  (a) The S&K Parties shall have performed, in all respects, all of their respective agreements contained herein that are required to be performed by any of them on or prior to the Closing Date, and Buyer shall have received certificates from them, dated the Closing Date, certifying to such effect.

                  (b) The representations and warranties of the S&K Parties contained in this Agreement and in any document delivered in connection herewith shall be true and correct as of the Closing in all respects, and Buyer shall have received certificates from them, dated the Closing Date, certifying to such effect.

                  (c) Kevin Schumacher and Randy Schumacher shall have entered into an employment agreement in substantially the form attached hereto as Exhibit A and Exhibit D.

                  (d) Buyer shall have received from the Company certified copies of the resolutions of the Company's Board of Directors and the requisite shareholders thereof approving and adopting this Agreement, the Company Ancillary Documents and the transactions contemplated hereby and thereby (including the Closing).

                  (e) The Company shall have redeemed, or the Shareholders shall have acquired, all outstanding shares of the Company's common stock owned by M. Kusahara or any other shareholder of the Company other than Shareholders (which shares, if so acquired, shall be included in the Purchased Shares).

                                   ARTICLE VII

                                 INDEMNIFICATION

         7.1 General. From and after the Closing, the parties shall indemnify each other as provided in this Article VII. For the purposes of this Article VII, each party shall be deemed to have remade all of its representations and warranties contained in this Agreement at the Closing with the same effect as if originally made at the Closing. No update made to the Disclosure Schedule between the date hereof and the Closing shall be deemed a waiver of the S&K Parties' representations or warranties made on the date hereof or any conditions to Closing set forth in Section 6.3(b) hereof.

         7.2 Certain Definitions. As used in this Agreement, the following terms shall have the indicated meanings:

                  (a) "Damages" shall mean all liabilities, assessments, levies, losses, fines, penalties, damages (including, as concerns Buyer, any diminution in the value of the Purchased Shares or the Company, provided that such diminution is the proximate result of the existence or occurrence of any inaccuracy, breach, failure or violation described in Section 7.3(a) or 7.3(b)), costs and expenses, including, without limitation, reasonable fees and expenses of attorneys, accountants and other professionals actually sustained or incurred by an Indemnified Party in connection with the defense or investigation of any claim.

                  (b) "Indemnified Party" shall mean a party hereto who is entitled to indemnification from another party hereto pursuant to this
         Article VII.

                  (c) "Indemnifying Party" shall mean a party hereto who is required to provide indemnification under this Article VII to another party hereto.

                  (d) "Third Party Claims" shall mean any claims for Damages which are asserted or threatened by a party other than the parties hereto, their successors and permitted assigns, against any Indemnified Party or to which an Indemnified Party is subject.

         7.3 The S&K Parties' Indemnification Obligations. The S&K Parties or, after the Closing, the Shareholders shall, jointly and severally, indemnify, save and keep Buyer and, after the Closing, the Company and their respective successors and permitted assigns (each a "Buyer Indemnitee" and collectively the "Buyer Indemnitees") harmless against and from all Damages sustained or incurred by any Buyer Indemnitee, as a result of or arising out of: (a) any inaccuracy in or breach of any representation or warranty made by any S&K Party herein or in any Company Ancillary Document; and (b) any breach by any S&K Party, or failure by any S&K Party to comply with, any of the covenants or obligations under this Agreement or the Company Ancillary Documents to be performed by any of them (including without limitation their obligations under this Article VII).

         7.4 Buyer's Indemnification Obligations. Buyer shall indemnify, save and keep the S&K Parties (excluding, after the Closing, the Company) and their respective successors and permitted assigns ("Company Indemnitees"), forever harmless against and from all Damages sustained or incurred by any Company Indemnitee, as a result of or arising out of: (a) any inaccuracy in or breach of any representation or warranty made by Buyer herein or in any Buyer Ancillary Document; and (b) any breach by Buyer of, or failure by Buyer to comply with, any of the covenants or obligations under this Agreement or the Buyer Ancillary Documents to be performed by Buyer (including without limitation its obligations under this Article VII).

         7.5 Limitation on Indemnification Obligations. All representations and warranties contained in this Agreement shall survive the Closing for a period of three (3) years (the "Survival Period"). Notwithstanding the foregoing, the representations and warranties set forth in Section 4.2, the second sentence of
Section 4.10, Section 4.14 and Section 4.21 shall survive indefinitely. A claim by a Buyer Indemnitee or a Company Indemnitee for indemnification under this
Article VII as a result of an inaccuracy or breach of any representation or warranty must be asserted in writing within the Survival Period (other than claims with respect to Section 4.2, the second sentence of Section 4.10, Section
4.14 and Section 4.21 which may be made until the expiration of the relevant statute of limitations).

         7.6 Cooperation. Subject to the provisions of Section 7.8, the Indemnifying Party shall have the right, at its own expense, to participate in the defense of any Third Party Claim, and if said right is exercised, the parties shall cooperate in the investigation and defense of said Third Party Claim.

         7.7 Subrogation. The Indemnifying Party shall not be entitled to require that any action be brought against any other Person before action is brought against it hereunder by the Indemnified Party and shall not be subrogated to any right of action until it has paid in full or successfully defended against the Third Party Claim for which indemnification is sought. Without limitation to any other rights or remedies otherwise available, Buyer shall have the right at any time and from time to time to offset, deduct or withhold any cash or property owing to any S&K Party (including any employment compensation owing) as a result of Damages sustained by a Buyer Indemnitee. Without limitation to any other rights or remedies otherwise available, the S&K Parties shall have the right at any time and from time to time to offset, deduct or withhold any cash or property owing to Buyer as a result of Damages sustained by a Company Indemnitee.

         7.8      Indemnification Claims Procedures.

                  (a) Promptly following the receipt of notice by the Buyer Indemnitees of a Third Party Claim which the Buyer Indemnitees' believe may result in a demand for indemnification pursuant to Section 7.3 hereof, Buyer shall notify the Company of such claim. Promptly following the receipt by the Company Indemnitees of notice of a Third Party Claim which the Company Indemnitees believe may result in a demand for indemnification pursuant to Section 7.4 hereof, the Company Indemnities shall notify Buyer of such claim. The party receiving the notice of the Third Party Claim shall notify the other party hereto of such Third Party Claim. The failure to give such notice shall not relieve the Indemnifying Party of its obligations under this Agreement except to the extent that the Indemnifying Party is substantially prejudiced as a result of the failure to give such notice. Within fifteen (15) business days after receipt of the notice by the Indemnifying Party pursuant to the preceding sentence, the Indemnifying Party shall notify the Indemnified Party whether it elects to control the defense of the Third Party Claim. If the Indemnifying Party elects to undertake the defense of such Third Party Claim, it shall do so at its own expense with counsel of its own choosing and it shall acknowledge in writing without qualification its indemnification obligations as provided in this Agreement to the Indemnified Party as to such Third Party Claim. If the Indemnifying Party elects not to defend the Third Party Claim or fails to pursue such Third Party Claim diligently, the Indemnified Party shall have the right to undertake, conduct and control the defense of such Third Party Claim through counsel of its own choosing. The party that litigates or contests the Third Party Claim shall keep the other party fully advised of the progress and disposition of such claim.

                  (b) In the event the Indemnifying Party elects not to undertake the defense of the Third Party Claim or fails to pursue diligently the defense of such a claim and the Indemnified Party litigates or otherwise contests or settles the Third Party Claim, then, provided that a final determination has been made that the Indemnified Party is entitled to indemnification hereunder, the Indemnifying Party shall promptly reimburse the Indemnified Party for all amounts paid to settle such claim or all amounts paid in satisfaction of a judgment against the Indemnified Party in contesting such claim and in providing its right to indemnification hereunder, all in accordance with the provisions of this Article VII. Notwithstanding the foregoing, no settlement of any Third Party Claim without the prior written consent of the Indemnifying Party shall be determinative of the validity of any claim that the Indemnified Party is entitled to indemnification hereunder.

                  (c) No Third Party Claim will be settled by the Indemnifying Party without the prior written consent of the Indemnified Party, which consent will not be unreasonably withheld; provided, however, that if such claim asserts that the Indemnifying Party is jointly and severally liable and the Indemnified Party shall be fully released from all liability relating to such Third Party Claim in connection with such settlement, the Indemnifying Party shall not be required to obtain the consent of the Indemnified Party. If, however, the Indemnified Party refuses to consent to a bona fide offered settlement which the Indemnifying Party wishes to accept, the Indemnified Party may continue to pursue such Third Party Claim free of any participation by the Indemnifying Party, at the sole expense of the Indemnified Party. In such event, the Indemnifying Party shall pay to the Indemnified Party the amount of the offer of settlement which the Indemnified Party refused to accept, plus the costs and expenses incurred by the Indemnified Party prior to the date the Indemnifying Party notifies the Indemnified Party of the offer of settlement, all in accordance with the terms of this Article VII, and, upon the payment or receipt of such amount, as the case may be, the Indemnifying Party shall have no further liability with respect to such Third Party Claim. The Indemnifying Party shall be entitled to recover from the Indemnified Party any additional expenses incurred by such Indemnifying Party as a result of the decision of the Indemnified Party to pursue the matter.

                                  ARTICLE VIII

                                   TERMINATION

         8.1 Termination by Mutual Consent. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing by the written consent of Buyer and Company.

         8.2 Termination by Either Buyer or the Company. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either Buyer or the Company if: (a) the Closing shall not have been consummated on or prior to August 30, 1999; provided, however, that the right to terminate this Agreement under this Section 8.2(a) will not be available to any party whose violation of any representation or warranty or failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date; or (b) a Governmental Entity shall have issued an order, decree or ruling or taken any other action either (i) permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement; or (ii) compelling Buyer or the Company to dispose of or hold separate all or a material portion of the respective businesses or assets of Buyer or the Company and such order, decree, ruling or other action shall have become final and non-appealable.

         8.3 Termination by the Company. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing by action of the Board of Directors of the Company, if there has been a material breach by Buyer of any representation, warranty, covenant or agreement set forth in this Agreement on the part of Buyer, which breach is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by the Company to Buyer.

         8.4 Termination by Buyer. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing by action of the board of directors of Buyer, if there has been a material breach by the Company of any representation, warranty, covenant or agreement set forth in this Agreement on the part of the Company, which breach is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by Buyer to the Company.

         8.5 Compensation for Termination. If this Agreement is terminated in accordance with Sections 8.3 or 8.4, the non-terminating party shall be entitled receive from the other party an amount equal to $25,000, payable within five (5) days of such termination. Such amount shall not be in lieu of or in limitation of any other damages or remedy to which a party may be entitled as a result of any other party's breach, and the parties acknowledge that such amount constitutes liquidated damages and is not intended as a penalty.

         8.6 Effect of Termination and Abandonment. In the event of termination of this Agreement and the abandonment of the transactions contemplated hereby pursuant to this Article VIII, all obligations of the parties hereto shall terminate.

                                   ARTICLE IX

                               GENERAL PROVISIONS

         9.1 Notices. All notices required or permitted to be given hereunder shall be in writing and may be delivered by hand, by facsimile, by nationally recognized private courier, or by United States mail. Notices delivered by mail shall be deemed given three (3) business days after being deposited in the United States mail, postage prepaid, registered or certified mail. Notices delivered by hand by facsimile, or by nationally recognized private carrier shall be deemed given on the day following receipt; provided, however, that a notice delivered by facsimile shall only be effective if such notice is also delivered by hand, or deposited in the United States mail, postage prepaid, registered or certified mail, on or before two (2) business days after its delivery by facsimile. All notices shall be addressed as follows:

If to Buyer:                                       If to any S&K Party:

Sono-Tek Corporation                      c/o S & K Products International, Inc.
2012 Route 9W                             80 Red Schoolhouse Road
   Building 3                             Chestnut Ridge, NY  10977
Milton, NY  12547                         Fax: (914) 425-7602
Fax: (914) 795-2720                       Attn: J. Randolph Schumacher
Attn:  James L. Kehoe


With copies to:                                   With copies to:

D'Ancona & Pflaum LLC                     Arthur C. Hopkins, Jr.
111 E. Wacker Drive                       1135 Broad Street
   Suite 2800                             Clifton, New Jersey  07013
Chicago, Illinois  60601                  Fax: (973) 778-0423
Fax: (312) 602-3072                       Attn: Arthur C. Hopkins, Jr., Esq.
Attn: Paul L. Applebaum, Esq.

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

         9.2 Assignment, Binding Effect. Except as otherwise provided hereinafter, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted heirs, legal representatives, successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         9.3 Entire Agreement. This Agreement, the Exhibits, the Disclosure Schedule, the Company Ancillary Documents, the Buyer Ancillary Agreements, and any other documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

         9.4 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         9.5 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its rules of conflict of laws.

         9.6 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

         9.7 Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only and shall be given no substantive or interpretive effect whatsoever.

         9.8 Interpretation. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations, partnerships and other Persons and vice versa.

         9.9 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         9.10 Incorporation of Exhibits. The Disclosure Schedule and all Exhibits attached hereto and referred to herein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

         9.11 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         9.12 Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any New York Court, this being in addition to any other remedy to which they are entitled at law or in equity.
                                      *****

         IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first written above.

                                            SONO-TEK CORPORATION

                                            By:     /s/ James L. Kehoe
                                            Title:  Chairman


                                            S & K PRODUCTS INTERNATIONAL, INC.

                                            By:     /s/ Kevin Schumacher
                                            Title:  Vice President


                                            SHAREHOLDERS:

                                            /s/ Justine Schumacher
                                            Justine Schumacher

                                            /s/ Kevin Schumacher
                                            Kevin Schumacher

Exhibit 2.2
                             POST-CLOSING AGREEMENT

         This Post-Closing Agreement (this "Agreement") is entered into, as of August 3, 1999, in connection with the Stock Purchase Agreement, dated as of August 3, 1999 (the "Purchase Agreement"; capitalized terms used herein, unless otherwise defined, have the meanings ascribed to them in the Purchase Agreement), by and among S & K Products International, Inc., a New Jersey corporation (the "Company"), Justine Schumacher and Kevin Schumacher (each a "Shareholder" and collectively the "Shareholders"; together with the Company, collectively the "S&K Parties" and each an "S&K Party") and Sono-Tek Corporation, a New York corporation ("Buyer"). Notwithstanding anything to the contrary in the Purchase Agreement or otherwise, the parties, intending to be legally bound, acknowledge and agree as follows:

                                    ARTICLE I

                               THE STOCK PURCHASE

         1.1 Closing. The Closing has occurred at the offices of the Company, 80 Red Schoolhouse Road, Chestnut Ridge, New York, effective at 10:00 a.m., E.S.T., on August 3, 1999.

         1.2 Shareholders Deliveries, Etc. Within 15 days after the Closing Date, the Shareholders shall deliver or cause to be delivered to Buyer the Closing Balance Sheet in accordance with the requirements of the Purchase Agreement. (The S&K Parties delivered at or before the Closing a balance sheet for the Company which they represent and warrant to be in accordance with the Purchase Agreement except that it was dated as of May, 1999).

         1.3 Buyer Deliveries, Etc. In lieu of the loan of up to $300,000 in cash required to be made to the Company and the payment of $100,000 to Sovereign Bank F.S.B. as provided in Section 2.3(b) of the Purchase Agreement, (i) Buyer shall make up to $200,000 of the Working Capital Loan available to the Company as required for its working capital, (ii) the Company shall not pay $100,000 to Sovereign Bank F.S.B. to reduce its loan from Sovereign Bank F.S.B. but shall continue to make regularly scheduled payments of principal and interest as and when due (and Buyer shall not be obligated to seek any modification of the terms and conditions of the loans and credit facilities with Sovereign Bank F.S.B.), and (iii) Buyer shall permit the Company to defer payment to Buyer of $100,000 of accounts payable owing as of the date hereof by the Company to Buyer until the later to occur of (x) receipt by Buyer of a loan either from Norwood Ventures in a principal amount of up to $450,000 or (y) December 31, 1999.

         1.5 General. The Purchase Agreement as modified and supplemented by this Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties. This Agreement may not be amended except by an instrument in writing signed on behalf of any party against whom enforcement is sought. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its rules of conflict of laws. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Facsimile signatures hereon may be relied upon as originals for all purposes. Each party from time to time shall execute and deliver such further documents, and take such further actions, as may be reasonably necessary or reasonably requested by any other party in order to fully effectuate the Purchase Agreement as modified and supplemented hereby.

         IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first written above.

                                            SONO-TEK CORPORATION

                                            By:    /s/ James L. Kehoe
                                            Title:  Chairman



                                            S & K PRODUCTS INTERNATIONAL, INC.

                                            By:    /s/ Kevin Schumacher
                                            Title:  Vice President


                                            SHAREHOLDERS:

                                            /s/  Justine Schumacher
                                            Justine Schumacher

                                            /s/  Kevin Schumacher
                                            Kevin Schumacher

Exhibit 4.1
--------------------------------------------------------------------------------

THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED, UNLESS IT HAS BEEN REGISTERED, OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER SUCH ACT AND/OR SUCH LAWS, AND THEN ONLY IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER SET FORTH HEREIN. THIS DEBENTURE IS SUBJECT TO CERTAIN SUBORDINATION PROVISIONS DESCRIBED BELOW.


$100,000                                                         August 3, 1999


                       CONVERTIBLE SUBORDINATED DEBENTURE

         FOR VALUE RECEIVED, the undersigned, SONO-TEK CORPORATION, a New York corporation (the "Company"), promises to pay to the order of Justine Schumacher or the permitted assigns thereof (the "Payee") at the Company's principal executive office the principal sum of One Hundred Thousand and no/100 Dollars ($100,000) in lawful money of the United States of America on August 3, 2002 (the "Maturity Date"), together with interest on the unpaid principal balance of this Debenture from time to time outstanding at the rate of 6% per annum from the date hereof until said principal sum is fully paid. Interest shall accrue until the unpaid balance hereof shall have been paid in full. Any principal or interest under this Debenture may be paid, in whole or in part, at any time prior to the date it becomes due hereunder, without premium or penalty. This Debenture is one of a series of Debentures, all of the same tenor, issued by the Company in an aggregate principal amount of $150,000.

         1. Optional and Automatic Conversion. Subject to the provisions hereof, at the option of the Payee (exercisable, if at all, by written notice to the
Company delivered, together with this Debenture, on or before the third anniversary of the date of this Debenture and, if required by the Company, an instrument of transfer in form satisfactory to the Company duly executed by the Payee and promptly delivered to the Company), the unpaid principal balance of this Debenture shall be converted into shares of common stock of the Company, $0.01 par value per share ("Common Stock"), at a price equal to $1.00 per share (the "Conversion Price"). Notwithstanding the foregoing, if the Common Stock trades at a value equal to or greater than $2.00 per share for thirty (30) consecutive trading days on which any trades of the Common Stock were made, the unpaid principal balance of this Debenture shall be automatically converted into Common Stock. Upon any conversion the Payee shall be entitled to receive such number of shares of Common Stock as shall equal the unpaid amount of principal and accrued interest to be converted, divided by the Conversion Price.

         In the event of any conversion under this Debenture, the Company may elect to pay any accrued interest under this Debenture in cash or in additional shares of Common Stock at the Conversion Price.

         2. Manner of Payment. Interest on this Debenture shall be computed on the basis of a 365-day year and the actual number of days elapsed. If payment under this Debenture becomes due on a Saturday, Sunday, or a day which is a legal holiday, such payment instead shall be due and shall be made on the next business day and any such extension shall be included in computing interest hereunder.

         3. Procedure for Conversion. The Company shall give written notice to the Payee of conversion of this Debenture following automatic conversion under
Section 1. Such notice shall state the unpaid principal amount of this Debenture and, if applicable, the interest thereon to be converted. Payee shall surrender this Debenture and, if required by the Company, an instrument of transfer in form satisfactory to the Company duly executed by the Payee to the Company, within ten (10) days after the Company's notice of automatic conversion.

         As promptly as practicable after surrender of this Debenture to the Company by the Payee (and such instrument of transfer, if required), the Company shall cause to be issued and delivered to Payee, registered in the name of Payee, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion. All shares delivered upon the conversion of this Debenture shall be validly issued and outstanding, fully paid and nonassessable. Such conversion shall be deemed to have been made as soon as the Debenture (and such instrument of transfer, if required) has been surrendered for conversion in the manner herein provided, so that the Payee's rights as holder of such Debenture shall cease at such time and the Payee shall be treated for all purposes as having become the record holder of such shares of Common Stock on such date. If the transfer books of the Company are closed, such surrender shall be effective to terminate the Payee's rights as holder of the Debenture and to constitute the Payee as the record holder thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open.

         4. Company to Reserve Common Stock. The Company shall, within a reasonable time after issuance of this Debenture, reserve and keep available for issuance upon the conversion of the Debenture, such number of its authorized but unissued shares of Common Stock as will be sufficient to permit conversion of the Debenture.

         5. Interest; Fractional Shares. In case this Debenture is not converted, the Company shall pay to the Payee the remaining principal balance of this Debenture together with interest thereon in accordance with the terms of this Debenture. The Company may, but shall not be required to, issue any fractional share upon conversion of this Debenture. If the conversion results in a fraction and the Company elects not to issue a fractional share, an amount equal to such fraction multiplied by the Conversion Price shall be paid in cash to the holder of this Debenture.

         6. Lost, Stolen or Destroyed Debenture. In case this Debenture shall be mutilated or lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for a mutilated Debenture, which shall be cancelled, or in lieu of and substitution for a lost, stolen or destroyed Debenture, a new Debenture of like tenor and in the same face amount or, at the Company's election, the unpaid principal amount; but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and an indemnity, if requested, also satisfactory to it. Applicants for such substitute Debentures shall also comply with such other reasonable requirements and pay such other reasonable charges as the Company may prescribe.

         7. Default. Each of the following events or occurrences shall constitute a "Default" under this Debenture: (a) the Company shall fail to pay to Payee any interest or principal owing hereunder when it becomes due and payable, either at maturity, upon declaration or acceleration or otherwise and such default shall continue for a period of ten (10) days after the Company has received written notice informing it of such default from Payee; (b) the Company shall fail to duly perform any of its other agreements or obligations under this Debenture within ten (10) days after Payee provides written notice to the Company thereof; (c) the dissolution or liquidation (by operation of law or otherwise, other than an administrative dissolution under New York corporate law which is remedied within thirty (30) days) of the Company; or (d) a receiver, trustee or custodian shall be appointed for the Company or any part of its property, or any proceeding shall be commenced by or against the Company, under any bankruptcy, reorganization, debt arrangement or insolvency law, and, in the case of any such proceeding commenced against the Company, such proceeding shall not be dismissed within thirty (30) days thereafter.

         (b) Remedy Upon Default. Upon the occurrence and during the continuance of a Default, Payee at its option shall have all rights and remedies of a creditor under applicable law or any other agreement or instrument between the Company and Payee. In addition to the foregoing rights and remedies, following a Default, Payee, by written notice to the Company, shall have the right to declare all or any amounts owing hereunder to be immediately due and payable, whereupon all such amounts shall become immediately due and payable, without further notice, demand, declaration or presentment of any kind (provided that upon a Default described in clause (d) of the foregoing paragraph, all amounts owing hereunder automatically shall become due and payable, without declaration, notice, demand or presentment of any kind). The existing security interest(s) of Payee, evidenced by those certain financing statements on file with the Secretary of State of the State of New York (file no. 232977) and the Rockland County Clerk's Office (file no. 1998-58942), identifying Payee as Secured Party and S & K Products International, Inc., a New Jersey corporation ("S&K"), as Debtor, shall serve as security for the indebtedness hereunder. The Company agrees to pay to Payee all reasonable expenses incurred or paid by Payee, including reasonable attorneys' fees and court costs, in connection with the collection of this Debenture after a Default under this Debenture.

         8. Waiver of Presentment. Except as provided herein, the Company hereby waives presentment, diligence in the collection or protection, protest, notice of protest and default, and notice of dishonor. No delay by Payee in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Payee of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Debenture and all the rights and remedies of Payee shall be construed in accordance with and governed by the laws of the State of New York without regard to conflicts of laws principles. If any part of this Debenture is unenforceable, that will not make any other part unenforceable.

         9. Subordination. (a) The Company covenants and agrees, and the Payee, by its acceptance hereof, likewise covenants and agrees, that this Debenture (including the rights and remedies of Payee with respect to this Debenture), the indebtedness (including all principal, interest and other amounts now or hereafter owing) evidenced by this Debenture and the payment of such indebtedness, and the security interests securing the indebtedness hereunder (the "Junior Liens"), shall be subject and subordinate in right of payment and enforcement, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Debt (as hereinafter defined), the security interests now or hereafter securing any of the Senior Debt (the "Senior Liens"), and the rights and remedies of all holders of Senior Debt, regardless of the order of creation or perfection. The provisions of this Section 9 are made for the benefit of the holder(s) of Senior Debt and such holder(s) shall, at any time, be entitled to enforce such provisions directly against the Company or the Payee for any violations by the Payee. Further, and without limitation to the foregoing, the Payee agrees to execute any subordination or similar agreement which may be reasonably required by a holder of Senior Debt while any indebtedness remains outstanding under this Debenture, in order to subordinate the indebtedness under this Debenture and the Junior Liens to the Senior Debt and the Senior Liens.

         (b) The rights of Payee under this Debenture shall be senior to the rights of the Company under that certain Secured Note dated as of the date hereof payable by S & K, to the Company in the principal amount of $300,000, subject to and in accordance with the provisions of such Secured Note.

         9.1 Priority of Senior Debt on Distribution. In the event of any Default as provided for in Sections 7(c) and (d), then, and in any such event, all Senior Debt (including interest accruing on such Senior Debt after the date of filing of a petition or other action commencing any such proceeding to the extent that such interest is an allowed claim enforced against the debtor in a bankruptcy case under Title 11 of the United States Code) shall first be paid in full in cash, or payment be provided for in cash, or in a manner provided for in the agreements relating to the Senior Debt or otherwise satisfactory to the holders of such Senior Debt, before any payment or distribution of any character shall be made on account of this Debenture; any payment or distribution of any character, whether in cash, securities or other property, which would otherwise, but for the provisions of this Section 9.1, be payable or deliverable in respect of this Debenture shall be paid or delivered directly to the holders of Senior Debt (or their duly authorized representatives), in the proportions in which they hold the same, until all Senior Debt shall have been paid in full and Payee shall not exercise any rights with respect to, and shall not seek to enforce, the Junior Liens (except at the direction of the holders of the Senior Debt). In case, despite the foregoing provisions, any payment or distribution shall in any such event, be paid or delivered to Payee for its benefit before all Senior Debt shall have been paid in full, such payment or distributions shall be held in trust by Payee for, and so paid and delivered to, the holders of Senior Debt (or their duly authorized representatives), in the proportions in which they hold the same, until all Senior Debt shall have been paid in full.

         9.2 Limitation on Payments on Subordinated Debt. (a) Upon the maturity of the Senior Debt, all principal thereof and premium and interest thereon, and any such amounts payable in respect thereof, shall first be paid in full, or such payment duly provided for in cash or in a manner provided for in the agreements relating to the Senior Debt, before any payment is made by the Company on account of the principal, interest or other indebtedness under this Debenture and Payee shall not exercise any rights with respect to, and shall not seek to enforce, the Junior Liens (except at the direction of the holders of the Senior Debt).

         (b) Unless Section 9.1 shall be applicable, upon the occurrence of any default in payment of the principal of or premium or interest on or any other amount payable in respect of any Senior Debt, then, unless and until the benefits accruing to the holders of the Senior Debt as a result of this Section 9.2(b) shall have been waived, or such Default shall have been cured or waived or shall have ceased to exist, no direct or indirect payments in cash, property or securities shall be made or agreed to be made by the Company on account of the principal, interest or other indebtedness under this Debenture, nor shall Payee exercise any rights with respect to, or seek to enforce, the Junior Liens (except at the direction of holders of the Senior Debt).

         (c) Unless Section 9.1 shall be applicable, upon the occurrence of a default (other than a default in payment of the principal of or premium or interest or any other amount payable in respect of any Senior Debt) with respect to any Senior Debt, as such default is determined under the agreements and instruments under which the same is outstanding, pursuant to which the holder thereof is entitled under the terms of such Senior Debt to accelerate the maturity thereof, then, upon the receipt by the Company of written notice from a holder of such Senior Debt of the event of default (a "Default Notice"), unless and until such default shall have been cured or waived or shall have ceased to exist, or the benefits accruing to the holder of the Senior Debt as a result of this Section 9.2(c) shall have been waived, no direct or indirect payment in cash, property or securities shall be made or agreed to be made by the Company on account of the principal, interest or other indebtedness under this Debenture, nor shall Payee exercise any rights with respect to, or seek to enforce, the Junior Liens (except at the direction of holders of the Senior
Debt).

         9.3 No  Impairment  of  Obligation  to Pay.  Nothing  contained in this
Section 9 or elsewhere in this Debenture is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt and Payee, the obligation of the Company, which is absolute and unconditional, to pay to Payee the principal of and any interest on this Debenture, as and when the same shall become due and payable in accordance with the terms hereof, or is intended to or shall affect the relative rights of Payee and other creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent Payee from exercising all remedies otherwise permitted by applicable law upon Default under this Debenture, subject to Section 7 and to the rights, if any, under this Section 9 of the holders of Senior Debt in respect of cash, property or securities of the Company received upon exercise of any such remedy.

         9.4 Non-compliance Not to Affect Subordination. No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Debenture, regardless of any knowledge thereof with which any such holder may have or be otherwise charged with.

         9.5 Senior Debt. "Senior Debt" shall mean (i) the obligations for the payment of which the Company is or may be responsible now or hereafter (directly or indirectly, absolutely or contingently, as borrower, guarantor or otherwise) up to an aggregate principal amount of $2,000,000, under loan, credit or other like agreements for borrowed money and related guarantees and other agreements (the "Loan Agreement(s)"), including, without limitation, principal, premium (if any), interest (including, without limitation, interest accruing after as well as prior to the commencement of any proceeding referred to in Section 7(c) and
(d) in which the Company is a debtor) and fees, and any agreement or instrument relating to the amendment, and refinancing or refunding of the Loan Agreement(s) and (ii) the other obligations of the Company now or hereafter existing (direct, indirect, absolute, contingent or otherwise) under any Loan Agreements. Without limitation to foregoing, Senior Debt shall include the obligation of the Company or any of its subsidiaries, now or hereafter owing to Sovereign Bank, the Bank of New York or its successor, the Town of Lloyd, or borrowings contemplated through the Ulster County Development Agency.

         10. Representations and Warranties by Payee. Payee understands and acknowledges that acquisition of this Debenture is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of the provisions of Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act, as amended ("Regulation D"), and there is no existing public or other market for this Debenture (this Debenture and any Common Stock to which it may be converted are collectively referred to herein as the "Securities") and there can be no assurance that Payee will be able to sell or dispose of the Securities. Payee represents and warrants to the Company that:

         (i) Securities acquired are being acquired for its own account and without a view to the distribution or resale of such Securities or any interest therein in violation of the Securities Act;

               (ii) Payee is an "Accredited  Investor",  as such term is defined in Rule  501(a)  of  Regulation  D;

               (iii)Payee has such experience in business and financial  matters as to be fully capable of evaluating the risks and merits of an investment in the Securities, and Payee's financial position is such that it is able to bear the risk of such investment in the Securities, including the risk of possible loss of such entire investment;

         (iv) Payee is not a broker or dealer (as defined in Sections 3(a)(4) and 3(a)(5) of the Securities Exchange Act of 1934, as amended, together with the rules and regulation of the Securities and Exchange Commission ("SEC") thereunder, the "Exchange Act")), member of a national securities exchange, or person associated with a broker or dealer as defined in Section 3(a)(18) of the Exchange Act, other than a business entity controlling or under common control with such broker, dealer, or associated person or entity;

         (v) Payee has  reviewed  information  relating  to the  Company and its subsidiaries and the value of the Securities and has had the opportunity to ask questions and request additional relevant documents from the Company concerning the foregoing, which questions have been answered to Payee's full satisfaction. Payee is familiar with the affairs, financial condition and prospects of the Company and its subsidiaries and has acquired sufficient information to reach an informed and knowledgeable decision to acquire the Securities. Payee further understands that the Company makes no representations as to the current or any future value of the Securities or the value of the Company. Payee has consulted, or has had the opportunity to consult, with counsel, accountants and other professionals as to all matters covered by this Debenture and has not relied upon the advice of the Company or its officers or directors for investment, tax, legal or other advice with respect to this Debenture or the Common Stock;

         (vi) Payee understands that the Securities have not been and, subject to the reasonable best efforts obligations of the Company under the Company's Private Placement Memorandum dated as of May 5, 1999 (the "Memorandum"), will not be registered under the Securities Act or under any state securities laws, and further understands that the Securities and the acquisition hereunder have not been approved or disapproved by the SEC or any other federal or state agency;

         (vii) Payee understands that the Securities cannot be resold unless registered under the Securities Act and under applicable state securities laws or unless an exemption from such registration is available. Payee further understands that any resale is also subject to the terms of this Debenture; and

         (viii) Neither this Debenture nor any other document or representations made by the Payee in connection with the Securities contains any untrue statement of a material fact or omit to state any material fact required to be stated herein or necessary in order to make the statements made not misleading.

         11. Registration of Securities. The Company shall use its reasonable best efforts to file a registration statement under the Securities Act, relating to the resale of the Common Stock, subject to substantially the same terms and conditions relating to registration as are described in the Memorandum, a copy of which has been provided to Payee. Until such registration statement has been filed, Payee shall not be entitled to sell, assign, pledge or otherwise dispose of the Common Stock or any interest therein.

         12. Release of Indebtedness and Liens. Payee hereby accepts this Debenture in full satisfaction of all indebtedness owing as of the date hereof to Payee by S & K, howsoever such indebtedness may have arisen or may be evidenced, all of which evidences of indebtedness shall be deemed cancelled and of no further force or effect. Further, except as otherwise provided for in
Section 7(b) above, Payee hereby releases and terminates all liens and security interests in any property or assets of S & K. In the event that Payee now has or hereafter obtains possession or control of any notes or other evidences of such indebtedness, Payee shall promptly mark them "cancelled" and return them to the Company.

         13. Further Assurances. Payee shall execute and deliver such documents and instruments (including any UCC termination statement necessary to evidence release of its liens as described in Section 12) and take such further actions as are necessary in the reasonable judgment of the Company to effectuate the provisions of this Debenture.

         14. Amendment; Modification. This Debenture may not be amended or modified except by an agreement in writing signed by the party to be charged.

         15. Successors, Assigns and Transferors. The obligations of the Company and the Payee under this Debenture shall be binding upon, and inure to the benefit of, and be enforceable by, the Company and the Payee, and their respective successors and assigns, whether or not so expressed. The Company agrees to issue from time to time replacement Debentures in the form hereof to facilitate such transfers and assignments.

         16. Register. The Company shall keep at its principal office a register (the "Register") in which shall be entered the names and addresses of the registered payees of Debentures and particulars of the respective Debentures held by them and of all transfers of such Debentures. The ownership of the Debentures shall be presumptively proven by the Register. For all purposes including the purpose of paying interest and principal on the Debentures, the Company shall be entitled to rely on the names and addresses in the Register.

         17. Legend. Each Debenture issued to a subsequent transferee shall include a legend in substantially the form set forth on the first page of this Debenture. Each certificate for shares of Common Stock issued upon conversion of the Debenture shall include a legend in substantially the following form:

              "This certificate and the shares represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered, sold, transferred or otherwise disposed except in compliance herewith."

         18. Transfer of Debenture. In addition to the other provisions of this Debenture, any transfer of this Debenture shall be effected only if the Company shall have received an opinion of counsel addressed to the Company (which opinion and counsel shall be reasonably satisfactory to the Company), to the effect that the proposed transfer of the Debenture may be effected without registration under the Securities Act.

         19. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  if to Payee:

                           at Payee's last known address
                           as shown on the Register

                  with a copy to:

                           Arthur C. Hopkins, Jr.
                           1135 Broad Street
                           Clifton,  New Jersey  07013
                           Attn: Arthur C. Hopkins, Jr., Esq.

                  if to the Company:

                           Sono-Tek Corporation
                           2012 Route 9W, Building 3
                           Milton, New York 12547
                           Attention: Chief Financial Officer

                  with a copy to:

                           D'Ancona & Pflaum LLC
                           111 East Wacker Drive
                              Suite 2800
                           Chicago, Illinois 60601
                           Attention: Paul L. Applebaum, Esq.

         All such notices and communications  shall be deemed to have been given
(1) when delivered, if personally delivered, (2) one business day after being sent if sent by confirmed telecopy, and (3) two business days after being deposited in the mail, postage prepaid, if by registered or certified mail.

         20. Governing Law. This Debenture is made and delivered in the State of New York and shall be governed by the laws of the State of New York without regard to conflicts of laws principles.


                                         SONO-TEK CORPORATION

                                         By:  /s/ James L. Kehoe
                                         James L. Kehoe, Chief Executive Officer


         The undersigned, as Payee under the Convertible Subordinated Debenture dated August 3, 1999, payable to the undersigned by Sono-Tek Corporation in the original principal amount of $100,000, hereby acknowledges and accepts the same, as of the date thereof.

                                                     /s/ Justine Schumacher
                                                     Justine Schumacher

Exhibit 4.2
--------------------------------------------------------------------------------

THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED, UNLESS IT HAS BEEN REGISTERED, OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER SUCH ACT AND/OR SUCH LAWS, AND THEN ONLY IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER SET FORTH HEREIN. THIS DEBENTURE IS SUBJECT TO CERTAIN SUBORDINATION PROVISIONS DESCRIBED BELOW.


$50,000                                                          August 3, 1999


                       CONVERTIBLE SUBORDINATED DEBENTURE

         FOR VALUE RECEIVED, the undersigned, SONO-TEK CORPORATION, a New York corporation (the "Company"), promises to pay to the order of Karen Schumacher or the permitted assigns thereof (the "Payee") at the Company's principal executive office the principal sum of Fifty Thousand and no/100 Dollars ($50,000) in lawful money of the United States of America on August 3, 2002 (the "Maturity Date"), together with interest on the unpaid principal balance of this Debenture from time to time outstanding at the rate of 6% per annum from the date hereof until said principal sum is fully paid. Interest shall accrue until the unpaid balance hereof shall have been paid in full. Any principal or interest under this Debenture may be paid, in whole or in part, at any time prior to the date it becomes due hereunder, without premium or penalty. This Debenture is one of a series of Debentures, all of the same tenor, issued by the Company in an aggregate principal amount of $150,000.

         1. Optional and Automatic Conversion. Subject to the provisions hereof, at the option of the Payee (exercisable, if at all, by written notice to the
Company delivered, together with this Debenture, on or before the third anniversary of the date of this Debenture and, if required by the Company, an instrument of transfer in form satisfactory to the Company duly executed by the Payee and promptly delivered to the Company), the unpaid principal balance of this Debenture shall be converted into shares of common stock of the Company, $0.01 par value per share ("Common Stock"), at a price equal to $1.00 per share (the "Conversion Price"). Notwithstanding the foregoing, if the Common Stock trades at a value equal to or greater than $2.00 per share for thirty (30) consecutive trading days on which any trades of the Common Stock were made, the unpaid principal balance of this Debenture shall be automatically converted into Common Stock. Upon any conversion the Payee shall be entitled to receive such number of shares of Common Stock as shall equal the unpaid amount of principal and accrued interest to be converted, divided by the Conversion Price.

         In the event of any conversion under this Debenture, the Company may elect to pay any accrued interest under this Debenture in cash or in additional shares of Common Stock at the Conversion Price.

         2. Manner of Payment. Interest on this Debenture shall be computed on the basis of a 365-day year and the actual number of days elapsed. If payment under this Debenture becomes due on a Saturday, Sunday, or a day which is a legal holiday, such payment instead shall be due and shall be made on the next business day and any such extension shall be included in computing interest hereunder.

         3. Procedure for Conversion. The Company shall give written notice to the Payee of conversion of this Debenture following automatic conversion under
Section 1. Such notice shall state the unpaid principal amount of this Debenture and, if applicable, the interest thereon to be converted. Payee shall surrender this Debenture and, if required by the Company, an instrument of transfer in form satisfactory to the Company duly executed by the Payee to the Company, within ten (10) days after the Company's notice of automatic conversion.

         As promptly as practicable after surrender of this Debenture to the Company by the Payee (and such instrument of transfer, if required), the Company shall cause to be issued and delivered to Payee, registered in the name of Payee, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion. All shares delivered upon the conversion of this Debenture shall be validly issued and outstanding, fully paid and nonassessable. Such conversion shall be deemed to have been made as soon as the Debenture (and such instrument of transfer, if required) has been surrendered for conversion in the manner herein provided, so that the Payee's rights as holder of such Debenture shall cease at such time and the Payee shall be treated for all purposes as having become the record holder of such shares of Common Stock on such date. If the transfer books of the Company are closed, such surrender shall be effective to terminate the Payee's rights as holder of the Debenture and to constitute the Payee as the record holder thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open.

         4. Company to Reserve Common Stock. The Company shall, within a reasonable time after issuance of this Debenture, reserve and keep available for issuance upon the conversion of the Debenture, such number of its authorized but unissued shares of Common Stock as will be sufficient to permit conversion of the Debenture.

         5. Interest; Fractional Shares. In case this Debenture is not converted, the Company shall pay to the Payee the remaining principal balance of this Debenture together with interest thereon in accordance with the terms of this Debenture. The Company may, but shall not be required to, issue any fractional share upon conversion of this Debenture. If the conversion results in a fraction and the Company elects not to issue a fractional share, an amount equal to such fraction multiplied by the Conversion Price shall be paid in cash to the holder of this Debenture.

         6. Lost, Stolen or Destroyed Debenture. In case this Debenture shall be mutilated or lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for a mutilated Debenture, which shall be cancelled, or in lieu of and substitution for a lost, stolen or destroyed Debenture, a new Debenture of like tenor and in the same face amount or, at the Company's election, the unpaid principal amount; but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and an indemnity, if requested, also satisfactory to it. Applicants for such substitute Debentures shall also comply with such other reasonable requirements and pay such other reasonable charges as the Company may prescribe.

         7. Default. Each of the following events or occurrences shall constitute a "Default" under this Debenture: (a) the Company shall fail to pay to Payee any interest or principal owing hereunder when it becomes due and payable, either at maturity, upon declaration or acceleration or otherwise and such default shall continue for a period of ten (10) days after the Company has received written notice informing it of such default from Payee; (b) the Company shall fail to duly perform any of its other agreements or obligations under this Debenture within ten (10) days after Payee provides written notice to the Company thereof; (c) the dissolution or liquidation (by operation of law or otherwise, other than an administrative dissolution under New York corporate law which is remedied within thirty (30) days) of the Company; or (d) a receiver, trustee or custodian shall be appointed for the Company or any part of its property, or any proceeding shall be commenced by or against the Company, under any bankruptcy, reorganization, debt arrangement or insolvency law, and, in the case of any such proceeding commenced against the Company, such proceeding shall not be dismissed within thirty (30) days thereafter.

         (b) Remedy Upon Default. Upon the occurrence and during the continuance of a Default, Payee at its option shall have all rights and remedies of a creditor under applicable law or any other agreement or instrument between the Company and Payee. In addition to the foregoing rights and remedies, following a Default, Payee, by written notice to the Company, shall have the right to declare all or any amounts owing hereunder to be immediately due and payable, whereupon all such amounts shall become immediately due and payable, without further notice, demand, declaration or presentment of any kind (provided that upon a Default described in clause (d) of the foregoing paragraph, all amounts owing hereunder automatically shall become due and payable, without declaration, notice, demand or presentment of any kind). The existing security interest(s) of Payee, evidenced by those certain financing statements on file with the Secretary of State of the State of New York (file no. 249092) and the Rockland County Clerk's Office (file no. 1998-53376), identifying Payee as Secured Party and S & K Products International, Inc., a New Jersey corporation ("S&K"), as Debtor, shall serve as security for the indebtedness hereunder. The Company agrees to pay to Payee all reasonable expenses incurred or paid by Payee, including reasonable attorneys' fees and court costs, in connection with the collection of this Debenture after a Default under this Debenture.

         8. Waiver of Presentment. Except as provided herein, the Company hereby waives presentment, diligence in the collection or protection, protest, notice of protest and default, and notice of dishonor. No delay by Payee in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Payee of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Debenture and all the rights and remedies of Payee shall be construed in accordance with and governed by the laws of the State of New York without regard to conflicts of laws principles. If any part of this Debenture is unenforceable, that will not make any other part unenforceable.

         9. Subordination. (a) The Company covenants and agrees, and the Payee, by its acceptance hereof, likewise covenants and agrees, that this Debenture (including the rights and remedies of Payee with respect to this Debenture), the indebtedness (including all principal, interest and other amounts now or hereafter owing) evidenced by this Debenture and the payment of such indebtedness, and the security interests securing the indebtedness hereunder (the "Junior Liens"), shall be subject and subordinate in right of payment and enforcement, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Debt (as hereinafter defined), the security interests now or hereafter securing any of the Senior Debt (the "Senior Liens"), and the rights and remedies of all holders of Senior Debt, regardless of the order of creation or perfection. The provisions of this Section 9 are made for the benefit of the holder(s) of Senior Debt and such holder(s) shall, at any time, be entitled to enforce such provisions directly against the Company or the Payee for any violations by the Payee. Further, and without limitation to the foregoing, the Payee agrees to execute any subordination or similar agreement which may be reasonably required by a holder of Senior Debt while any indebtedness remains outstanding under this Debenture, in order to subordinate the indebtedness under this Debenture and the Junior Liens to the Senior Debt and the Senior Liens.

         (b) The rights of Payee under this Debenture shall be senior to the rights of the Company under that certain Secured Note dated as of the date hereof payable by S & K, to the Company in the principal amount of $300,000, subject to and in accordance with the provisions of such Secured Note.

         9.1 Priority of Senior Debt on Distribution. In the event of any Default as provided for in Sections 7(c) and (d), then, and in any such event, all Senior Debt (including interest accruing on such Senior Debt after the date of filing of a petition or other action commencing any such proceeding to the extent that such interest is an allowed claim enforced against the debtor in a bankruptcy case under Title 11 of the United States Code) shall first be paid in full in cash, or payment be provided for in cash, or in a manner provided for in the agreements relating to the Senior Debt or otherwise satisfactory to the holders of such Senior Debt, before any payment or distribution of any character shall be made on account of this Debenture; any payment or distribution of any character, whether in cash, securities or other property, which would otherwise, but for the provisions of this Section 9.1, be payable or deliverable in respect of this Debenture shall be paid or delivered directly to the holders of Senior Debt (or their duly authorized representatives), in the proportions in which they hold the same, until all Senior Debt shall have been paid in full and Payee shall not exercise any rights with respect to, and shall not seek to enforce, the Junior Liens (except at the direction of the holders of the Senior Debt). In case, despite the foregoing provisions, any payment or distribution shall in any such event, be paid or delivered to Payee for its benefit before all Senior Debt shall have been paid in full, such payment or distributions shall be held in trust by Payee for, and so paid and delivered to, the holders of Senior Debt (or their duly authorized representatives), in the proportions in which they hold the same, until all Senior Debt shall have been paid in full.

         9.2 Limitation on Payments on Subordinated Debt. (a) Upon the maturity of the Senior Debt, all principal thereof and premium and interest thereon, and any such amounts payable in respect thereof, shall first be paid in full, or such payment duly provided for in cash or in a manner provided for in the agreements relating to the Senior Debt, before any payment is made by the Company on account of the principal, interest or other indebtedness under this Debenture and Payee shall not exercise any rights with respect to, and shall not seek to enforce, the Junior Liens (except at the direction of the holders of the Senior Debt).

         (b) Unless Section 9.1 shall be applicable, upon the occurrence of any default in payment of the principal of or premium or interest on or any other amount payable in respect of any Senior Debt, then, unless and until the benefits accruing to the holders of the Senior Debt as a result of this Section 9.2(b) shall have been waived, or such Default shall have been cured or waived or shall have ceased to exist, no direct or indirect payments in cash, property or securities shall be made or agreed to be made by the Company on account of the principal, interest or other indebtedness under this Debenture, nor shall Payee exercise any rights with respect to, or seek to enforce, the Junior Liens (except at the direction of holders of the Senior Debt).

         (c) Unless Section 9.1 shall be applicable, upon the occurrence of a default (other than a default in payment of the principal of or premium or interest or any other amount payable in respect of any Senior Debt) with respect to any Senior Debt, as such default is determined under the agreements and instruments under which the same is outstanding, pursuant to which the holder thereof is entitled under the terms of such Senior Debt to accelerate the maturity thereof, then, upon the receipt by the Company of written notice from a holder of such Senior Debt of the event of default (a "Default Notice"), unless and until such default shall have been cured or waived or shall have ceased to exist, or the benefits accruing to the holder of the Senior Debt as a result of this Section 9.2(c) shall have been waived, no direct or indirect payment in cash, property or securities shall be made or agreed to be made by the Company on account of the principal, interest or other indebtedness under this Debenture, nor shall Payee exercise any rights with respect to, or seek to enforce, the Junior Liens (except at the direction of holders of the Senior
Debt).

         9.3 No  Impairment  of  Obligation  to Pay.  Nothing  contained in this
Section 9 or elsewhere in this Debenture is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt and Payee, the obligation of the Company, which is absolute and unconditional, to pay to Payee the principal of and any interest on this Debenture, as and when the same shall become due and payable in accordance with the terms hereof, or is intended to or shall affect the relative rights of Payee and other creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent Payee from exercising all remedies otherwise permitted by applicable law upon Default under this Debenture, subject to Section 7 and to the rights, if any, under this Section 9 of the holders of Senior Debt in respect of cash, property or securities of the Company received upon exercise of any such remedy.

         9.4 Non-compliance Not to Affect Subordination. No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Debenture, regardless of any knowledge thereof with which any such holder may have or be otherwise charged with.

         9.5 Senior Debt. "Senior Debt" shall mean (i) the obligations for the payment of which the Company is or may be responsible now or hereafter (directly or indirectly, absolutely or contingently, as borrower, guarantor or otherwise) up to an aggregate principal amount of $2,000,000, under loan, credit or other like agreements for borrowed money and related guarantees and other agreements (the "Loan Agreement(s)"), including, without limitation, principal, premium (if any), interest (including, without limitation, interest accruing after as well as prior to the commencement of any proceeding referred to in Section 7(c) and
(d) in which the Company is a debtor) and fees, and any agreement or instrument relating to the amendment, and refinancing or refunding of the Loan Agreement(s) and (ii) the other obligations of the Company now or hereafter existing (direct, indirect, absolute, contingent or otherwise) under any Loan Agreements. Without limitation to foregoing, Senior Debt shall include the obligation of the Company or any of its subsidiaries, now or hereafter owing to Sovereign Bank, the Bank of New York or its successor, the Town of Lloyd, or borrowings contemplated through the Ulster County Development Agency.

         10. Representations and Warranties by Payee. Payee understands and acknowledges that acquisition of this Debenture is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of the provisions of Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act, as amended ("Regulation D"), and there is no existing public or other market for this Debenture (this Debenture and any Common Stock to which it may be converted are collectively referred to herein as the "Securities") and there can be no assurance that Payee will be able to sell or dispose of the Securities. Payee represents and warrants to the Company that:

         (i) Securities acquired are being acquired for its own account and without a view to the distribution or resale of such Securities or any interest therein in violation of the Securities Act;

         (ii) Payee is an "Accredited Investor", as such term is defined in Rule 501(a) of Regulation D;

         (iii) Payee has such experience in business and financial matters as to be fully capable of evaluating the risks and merits of an investment in the Securities, and Payee's financial position is such that it is able to bear the risk of such investment in the Securities, including the risk of possible loss of such entire investment;

         (iv) Payee is not a broker or dealer (as defined in Sections 3(a)(4) and 3(a)(5) of the Securities Exchange Act of 1934, as amended, together with the rules and regulation of the Securities and Exchange Commission ("SEC") thereunder, the "Exchange Act")), member of a national securities exchange, or person associated with a broker or dealer as defined in Section 3(a)(18) of the Exchange Act, other than a business entity controlling or under common control with such broker, dealer, or associated person or entity;

         (v) Payee has  reviewed  information  relating  to the  Company and its subsidiaries and the value of the Securities and has had the opportunity to ask questions and request additional relevant documents from the Company concerning the foregoing, which questions have been answered to Payee's full satisfaction. Payee is familiar with the affairs, financial condition and prospects of the Company and its subsidiaries and has acquired sufficient information to reach an informed and knowledgeable decision to acquire the Securities. Payee further understands that the Company makes no representations as to the current or any future value of the Securities or the value of the Company. Payee has consulted, or has had the opportunity to consult, with counsel, accountants and other professionals as to all matters covered by this Debenture and has not relied upon the advice of the Company or its officers or directors for investment, tax, legal or other advice with respect to this Debenture or the Common Stock;

         (vi) Payee understands that the Securities have not been and, subject to the reasonable best efforts obligations of the Company under the Company's Private Placement Memorandum dated as of May 5, 1999 (the "Memorandum"), will not be registered under the Securities Act or under any state securities laws, and further understands that the Securities and the acquisition hereunder have not been approved or disapproved by the SEC or any other federal or state agency;

         (vii) Payee understands that the Securities cannot be resold unless registered under the Securities Act and under applicable state securities laws or unless an exemption from such registration is available. Payee further understands that any resale is also subject to the terms of this Debenture; and

         (viii) Neither this Debenture nor any other document or representations made by the Payee in connection with the Securities contains any untrue statement of a material fact or omit to state any material fact required to be stated herein or necessary in order to make the statements made not misleading.

         11. Registration of Securities. The Company shall use its reasonable best efforts to file a registration statement under the Securities Act, relating to the resale of the Common Stock, subject to substantially the same terms and conditions relating to registration as are described in the Memorandum, a copy of which has been provided to Payee. Until such registration statement has been filed, Payee shall not be entitled to sell, assign, pledge or otherwise dispose of the Common Stock or any interest therein.

         12. Release of Indebtedness and Liens. Payee hereby accepts this Debenture in full satisfaction of all indebtedness owing as of the date hereof to Payee by S & K, howsoever such indebtedness may have arisen or may be evidenced, all of which evidences of indebtedness shall be deemed cancelled and of no further force or effect. Further, except as otherwise provided for in
Section 7(b) above, Payee hereby releases and terminates all liens and security interests in any property or assets of S & K. In the event that Payee now has or hereafter obtains possession or control of any notes or other evidences of such indebtedness, Payee shall promptly mark them "cancelled" and return them to the Company.

         13. Further Assurances. Payee shall execute and deliver such documents and instruments (including any UCC termination statement necessary to evidence release of its liens as described in Section 12) and take such further actions as are necessary in the reasonable judgment of the Company to effectuate the provisions of this Debenture.

         14. Amendment; Modification. This Debenture may not be amended or modified except by an agreement in writing signed by the party to be charged.

         15. Successors, Assigns and Transferors. The obligations of the Company and the Payee under this Debenture shall be binding upon, and inure to the benefit of, and be enforceable by, the Company and the Payee, and their respective successors and assigns, whether or not so expressed. The Company agrees to issue from time to time replacement Debentures in the form hereof to facilitate such transfers and assignments.

         16. Register. The Company shall keep at its principal office a register (the "Register") in which shall be entered the names and addresses of the registered payees of Debentures and particulars of the respective Debentures held by them and of all transfers of such Debentures. The ownership of the Debentures shall be presumptively proven by the Register. For all purposes including the purpose of paying interest and principal on the Debentures, the Company shall be entitled to rely on the names and addresses in the Register.

         17. Legend. Each Debenture issued to a subsequent transferee shall include a legend in substantially the form set forth on the first page of this Debenture. Each certificate for shares of Common Stock issued upon conversion of the Debenture shall include a legend in substantially the following form:

              "This certificate and the shares represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered, sold, transferred or otherwise disposed except in compliance herewith."

         18. Transfer of Debenture. In addition to the other provisions of this Debenture, any transfer of this Debenture shall be effected only if the Company shall have received an opinion of counsel addressed to the Company (which opinion and counsel shall be reasonably satisfactory to the Company), to the effect that the proposed transfer of the Debenture may be effected without registration under the Securities Act.

         19. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  if to Payee:

                           at Payee's last known address
                           as shown on the Register

                  with a copy to:

                           Arthur C. Hopkins, Jr.
                           1135 Broad Street
                           Clifton,  New Jersey  07013
                           Attn: Arthur C. Hopkins, Jr., Esq.

                  if to the Company:

                           Sono-Tek Corporation
                           2012 Route 9W, Building 3
                           Milton, New York 12547
                           Attention: Chief Financial Officer

                  with a copy to:

                           D'Ancona & Pflaum LLC
                           111 East Wacker Drive
                              Suite 2800
                           Chicago, Illinois 60601
                           Attention: Paul L. Applebaum, Esq.

         All such notices and communications  shall be deemed to have been given
(1) when delivered, if personally delivered, (2) one business day after being sent if sent by confirmed telecopy, and (3) two business days after being deposited in the mail, postage prepaid, if by registered or certified mail.

         20. Governing Law. This Debenture is made and delivered in the State of New York and shall be governed by the laws of the State of New York without regard to conflicts of laws principles.


                                         SONO-TEK CORPORATION

                                         By:  /s/ James L. Kehoe
                                         James L. Kehoe, Chief Executive Officer

                                         Attest:  /s/ John J. Antretter


         The undersigned, as Payee under the Convertible Subordinated Debenture dated August 3, 1999, payable to the undersigned by Sono-Tek Corporation in the original principal amount of $50,000, hereby acknowledges and accepts the same, as of the date thereof.

                                            /s/ Karen Schumacher
                                            Karen Schumacher

Exhibit 4.3
--------------------------------------------------------------------------------
  THIS SECURED NOTE IS SUBJECT TO CERTAIN SUBORDINATION PROVISIONS MORE FULLY
                                DESCRIBED BELOW.

                                  SECURED NOTE

$300,000                                                         August 3, 1999

         FOR VALUE RECEIVED, the undersigned, S & K Products International, Inc., a New Jersey corporation ("Borrower"), hereby promises to pay to the order of Sono-Tek Corporation, a New York corporation ("Lender"), the principal sum of Three Hundred Thousand Dollars ($300,000), in five (5) equal annual installments, the first such installment to be paid on the first anniversary of the date of this Note occurring after the Schumacher Release Date (as defined below), and the four remaining installments to be paid on each such anniversary thereafter, together with interest on the principal sum outstanding from time to time at a rate per annum equal to the Note Rate (as defined below), calculated on the basis of a 365-day year and the actual number of days elapsed. Borrower shall pay to Lender all interest accrued hereunder on the first day of each calendar month after the date hereof commencing on September 1, 1999 and on the date of each payment of principal. Borrower further agrees to pay on demand all reasonable costs and expenses incurred by Lender in endeavoring to enforce this Note (including, without limitation, court costs and attorneys' fees and disbursements) and/or any related agreements (all principal, interest, costs, expenses and all other amounts now or hereafter owing hereunder are referred to herein, collectively, as "Liabilities"). This Note evidences loans made to be made by Lender to Borrower on or about the date hereof in a principal amount aggregating $300,000 (the "Loans"). The "Schumacher Release Date" shall mean the first date on which all of the following have occurred: (i) the Debentures (as defined below) have been paid in full and/or converted in full into shares of common stock of Lender, as the case may be, and (ii) the guarantees by J. Randolph Schumacher, Justine Schumacher and any other members of the Schumacher family of the outstanding debt of Borrower to Sovereign Bank F.S.B. and the liens of Sovereign Bank F.S.B on Schumacher family members' homes securing such debt have been terminated or released. The "Debentures" shall mean those certain Convertible Subordinated Debentures, of even date herewith, all of the same tenor, payable by Lender respectively to certain members of the Schumacher family, in an aggregate principal amount of $150,000, as they may be amended, modified, supplemented or replaced from time to time.

         Any Liabilities that are not paid to Lender when due will accrue interest, from the date due until paid, at a rate per annum equal to four percent (4%) in excess of the Note Rate (as defined below), calculated on the basis of a 365-day year and the actual number of days elapsed or, if less, the maximum rate permitted under applicable law. All payments hereunder shall be made by Borrower to Lender in lawful U.S. currency at Lender's location at 2012 Route 9W, Milton, New York 12547 (or at such other location as may be specified by Lender by notice to Borrower). Any payments received will be applied by Lender to the Liabilities in such amounts and in such order of application as Lender shall determine in its sole discretion, provided that such payments shall be applied first to Liabilities then due and then to the balance of the Liabilities.

         As used in this Note, "Note Rate" shall mean a rate per an annum equal to 5.79%.

         In order to secure the prompt payment when due of all Liabilities and satisfaction of all other obligations and liabilities of Borrower to Lender, whether now existing or hereafter arising or created, howsoever evidenced or created, Borrower hereby grants, conveys, mortgages, hypothecates, pledges, sets over, transfers and assigns to Lender, and grants to Lender a continuing security interest in, all of Borrower's property and assets, wherever, whenever and howsoever such property or assets may be located, owned, licensed, leased, consigned, arising or acquired, whether now existing or hereafter coming into existence, including, without limitation, all accounts, goods (including all consumer goods, equipment, motor vehicles, fixtures and inventory), general intangibles, instruments, securities, chattel paper and documents, together with all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor, all products thereof, all accessories, parts and other property used in connection therewith, all books, ledgers, books of account, records, writing, data bases, information and other property relating to, incorporating or referring to any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing (collectively, the "Collateral").

         Borrower hereby represents, warrants and covenants that: (a) except for the security interest granted by this Note, and except for liens of record on the date hereof in favor of Sovereign Bank, F.S.B., Karen Schumacher and Justine Schumacher, respectively, (i) Borrower owns and will continue to own the Collateral free and clear of any lien, security interest, claim or encumbrance,
(ii) no financing statement (or other evidence of a lien) covering any Collateral or proceeds of any Collateral is or will be on file in any public office, and (iii) Borrower will keep all Collateral free from any lien, security interest, claim or encumbrance; (b) Borrower will keep the tangible Collateral in good order and repair, ordinary wear and tear excepted, will not waste or destroy any Collateral, and will not use Collateral in violation of any applicable law; (d) all of the Collateral is and will be kept at Borrower's locations in New York, in each case, except for any goods while in transit, and inventory or other assets sold or disposed of, in the ordinary course of Borrower's business; (e) except in the ordinary course of Borrower's business consistent with past practices, Borrower will not sell or offer to sell, assign, lease or otherwise dispose of Collateral or any interest in Collateral without Lender's prior written consent; (f) the Loans will be used by Borrower solely for the purpose of paying not more than $100,000 of outstanding indebtedness for borrowed money owing to Sovereign Bank, F.S.B. and for working capital and general corporate purposes in the ordinary course of Borrower's business; and
(g) Borrower will take all actions reasonably requested by Lender to assure the continued protection, validity and perfection of Lender's security interest in all Collateral and other rights hereunder and effectuation of the transactions contemplated by this Note, including, without limitation, by delivery to Lender of appropriate financing statements duly executed by Borrower and ready for filing. Upon full and final payment of all Liabilities, Lender shall release its security interest in the Collateral.

         Each of the following events or occurrences shall constitute a "default" under this Note: (a) Borrower shall fail to pay any Liability when due (and such failure shall continue for a period of five days after the due date);
(b) any representation or warranty of Borrower made hereunder or in any related agreement or instrument furnished to Lender is or shall become incorrect or misleading in any material respect; (c) Borrower shall fail to duly perform any of its obligations hereunder (other than those referenced in clause (a) above) and such failure shall continued unremedied for more than 10 days; (d) a default shall occur in (i) the payment when due (subject to applicable grace periods), whether by acceleration or otherwise, of any indebtedness (other than indebtedness described in clause (a) above) of Borrower in an amount in excess of $10,000 or (ii) the performance or observance of any obligation, covenant or condition with respect to such indebtedness, if the effect of such default is to accelerate, or to permit the acceleration of, the maturity of such indebtedness;
(e) any judgment or order for the payment of money in excess of $10,000 shall be rendered against Borrower which is not discharged, stayed or indemnified against to the satisfaction of Lender within 10 days; (f) Borrower shall become insolvent, a receiver, trustee or custodian is appointed for Borrower or any part of its property, or any proceeding is commenced by or against Borrower under any bankruptcy, reorganization, debt arrangement or insolvency law, and, in the case of a proceeding against such party, such proceeding shall not be dismissed within 30 days; (h) the holder of any lien on or security interest in any property of Borrower constituting Collateral shall take any action to enforce such lien or security interest; (i) a breach or default shall occur under the provisions of any loan agreement or related loan documents between Sovereign Bank, F.S.B. and Borrower, in each case, as such document may be amended, modified or replaced from time to time (and, in each case, subject to applicable grace or cure periods thereunder); or (j) any Change in Control shall occur. As used herein, "Change in Control" shall mean (1) an acquisition, direct or indirect, by any "person" or "group" of "beneficial ownership" (as such terms are used under Rule 13d-3 of the Securities and Exchange Commission and Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, or any successor provisions thereof) of more than fifty percent (50%) of the outstanding shares of capital stock, or the aggregate voting power normally entitled to vote in the election of directors, of Borrower or Lender, (2) a sale, exchange or other disposition of all or any substantial part of the assets of Borrower or Lender outside the ordinary course of its business, (3) a merger, consolidation or other like transaction of Borrower or Lender with or into any other person or entity, or (4) any legally binding agreement or commitment to do any of the foregoing, in each case, in one transaction or a series of related transactions, on or after the date hereof.

         Upon a default, and at any time after a default, in each case, provided that the Schumacher Release Date has then occurred, Lender at its option will have all rights and remedies of a secured party under the Uniform Commercial Code of the State of New York ("UCC") and other applicable laws. In addition to the foregoing and any other rights and remedies available under any other agreement, upon a default, and at any time after a default, Lender shall have the right to declare all or any Liabilities to be immediately due and payable, whereupon, provided that the Schumacher Release Date has then occurred, all such amounts shall become immediately due and payable, without further notice, demand or presentment of any kind (provided that in the event of a default described in clause (f) of the foregoing paragraph, all Liabilities automatically shall become due and payable, without declaration, notice, demand or presentment of any kind), and, provided that the Schumacher Release Date has then occurred, shall have the right to take immediate and exclusive possession of any or all Collateral and sell, assign, lease or otherwise dispose of it at public or private sale. If notification of intended disposition of Collateral is required by law, the requirements of reasonable notice will be met if notice of time and place of any public sale of Collateral, or the time after which any private sale or other intended disposition of Collateral is to be made, is mailed, postage prepaid, to Borrower at least ten (10) days before the sale or disposition. All rights and remedies of Lender after a default shall be cumulative. No waiver by Lender of any default will waive any other default or the same default on a different occasion.

         Borrower hereby authorizes and empowers Lender, and appoints Lender as attorney in fact of Borrower (which authorization, power and appointment, being coupled with an interest, is irrevocable until full and final payment of all Liabilities and performance of all other liabilities and obligations of Borrower under this Note), at any time after a default, in Lender's sole and absolute discretion, to: (a) request, in Borrower's name, Lender's name or the name of a third party, confirmation from any account debtor or party obligated under or with respect to any Collateral of the amount shown by the accounts or other Collateral to be payable, or any other matter stated therein; (b) endorse in Borrower's name and to collect any chattel paper, checks, notes, drafts, instruments or other items of payment tendered to or received by Lender in payment of any account or other obligation owing to Borrower; (c) notify, either in Borrower's name or Lender's name, and/or to require Borrower to notify, any account debtor or other person obligated under or in respect of any Collateral, of the fact of Lender's lien thereon and of the collateral assignment thereof to Lender; and (d) demand, collect, surrender, release or exchange all or any part of any Collateral or any amounts due thereunder or with respect thereto, or compromise or extend or renew for any period (whether or not longer than the initial period) any and all sums which are now or may hereafter become due or owing upon or with respect to any of the Collateral, or enforce, by suit or otherwise, payment or performance of any of the Collateral either in Lender's own name or in the name of Borrower. Under no circumstances shall Lender be under any duty to act in regard to any of the foregoing matters and nothing herein shall be deemed an assignment to, or assumption by, Lender of any obligations or liabilities under or with respect to any Collateral, all of which obligations and liabilities shall remain Borrower's sole responsibility. The reasonable costs relating to any of the foregoing matters, including reasonable attorneys' fees and out-of-pocket expenses, and the cost of any bank account or accounts which may be required hereunder, shall be borne solely by Borrower and, to the extent that the same are incurred by Lender, shall be deemed part of the Liabilities payable upon demand of Lender.

         All notices and other communications in connection with this Note shall be sent in writing to Lender or to Borrower, as the case may be, and any such notice or other communication shall be deemed delivered one (1) business day after being sent by nationally-recognized private courier, three (3) business days after being sent by registered or certified U.S. mail, postage prepaid, return receipt requested, or upon actual receipt when sent by any other means, in each case, to their respective addresses set forth in this Note (or to such other address as either party shall notify the other party in writing).

         After the Loans are made, Borrower shall not be permitted to reborrow any portion of the Loans notwithstanding any prepayment of the Liabilities. The acceptance by Borrower of any Loan shall constitute a representation and warranty by Borrower to Lender that no default, nor any event or circumstance that, with the lapse of time or notice or both, would constitute a default, then exists. In any event, the making of a Loan shall not constitute a waiver by Lender of any default or such event or circumstance. Lender's books and records shall constitute presumptive evidence of the amount of the Loans and other Liabilities outstanding from time to time, and any repayments thereof, in the absence of manifest error.

         Except as expressly required by this Note, Borrower irrevocably waives diligence in collection or protection, presentment, protest, notice of protest, demand, dishonor, default, non-payment, creation and existence of any Liabilities and any security or collateral for any Liabilities, and all other matters or things relating to the Liabilities, this Note or any other agreement or instrument to which Borrower, on the one hand, and Lender, on the other hand, are parties, including any extension before, at or after maturity of this Note.

         If any provision of this Note is prohibited by or invalid under applicable law, that provision will be ineffective to the extent of the prohibition or invalidity, without invalidating the rest of that provision or the remaining provisions of this Note. This Note will be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within New York, without regard to the conflict of laws principles of New York. Terms used herein relating to the Collateral, unless otherwise defined or the context otherwise reasonably requires, shall have the meanings, if any, provided in the UCC. This Note shall bind Borrower and Borrower's successors, legal representatives and permitted assigns, and will inure to the benefit of Lender and Lender's successors, legal representatives and assigns. No provision of this Note may be waived, amended, released or otherwise changed, except by a writing signed by the party against which enforcement is sought. Borrower shall not be permitted to assign its rights or obligations under this Note, in whole or in part, without the prior written consent of Lender in its sole and absolute discretion.

         Borrower covenants and agrees, and the Lender, by its acceptance hereof, likewise covenants and agrees, that this Note (including the rights and remedies of Lender with respect to this Note), the Liabilities (including all principal, interest and other amounts now or hereafter owing) evidenced by this Note and the payment of such indebtedness shall be subject and subordinate in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Debt (as defined below) and the rights and remedies of all holders of Senior Debt as set forth in this paragraph (including the following subparagraphs (a) through (h)):

(a) The provisions of this paragraph are made for the benefit of the holder(s) of Senior Debt and such holder(s) shall, at any time, be entitled to enforce such provisions directly against Borrower or Lender. Further, and without limitation to the foregoing, Lender agrees to execute any subordination or similar agreement which may be reasonably required by a holder of Senior Debt while any indebtedness remains outstanding under this Note.

(b) In the event of default resulting from a bankruptcy or other like proceeding described in clause (f) of the definition of default above, then, and in any such event, all Senior Debt (including interest accruing on such Senior Debt after the date of filing of a petition or other action commencing any such proceeding to the extent that such interest is an allowed claim enforced against the debtor in a bankruptcy case under Title 11 of the United States Code) shall first be paid in full in cash, or payment be provided for in cash, or in a manner provided for in the Loan Agreements (as defined below) or otherwise satisfactory to the holders of such Senior Debt, before any payment or distribution of any character shall be made on account of this Note; and any payment or distribution of any character, whether in cash, securities or other property, which would otherwise, but for the provisions of this paragraph, be payable or deliverable in respect of this Note shall be paid or delivered directly to the holders of Senior Debt (or their duly authorized representatives), in the proportions in which they hold the same, until all Senior Debt shall have been paid in full. In case, despite the foregoing provisions, any payment or distribution shall in any such event, be paid or delivered to Lender for its benefit before all Senior Debt shall have been paid in full, such payment or distributions shall be held in trust by Lender for, and so paid and delivered to, the holders of Senior Debt (or their duly authorized representatives), in the proportions in which they hold the same, until all Senior Debt shall have been paid in full.

(c) Upon the maturity of the Senior Debt, all principal thereof and premium and interest thereon, and any such amounts payable in respect thereof, shall first be paid in full, or such payment duly provided for in cash or in a manner provided for in the agreements relating to the Senior Debt, before any payment is made by Borrower on account of the principal, interest or other indebtedness under this Note.

(d) Upon the occurrence of any default in payment of the principal of or premium or interest on or any other amount payable in respect of any Senior Debt, then, unless and until the benefits accruing to the holders of the Senior Debt as a result of this subparagraph shall have been waived, or such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payments in cash, property or securities shall be made or agreed to be made by Borrower on account of the principal, interest or other indebtedness under this Note.

(e) Upon the occurrence of a default (other than a default in payment of the principal of or premium or interest or any other amount payable in respect of any Senior Debt) with respect to any Senior Debt, as such default is determined under the agreements and instruments under which the same is outstanding, pursuant to which the holder thereof is entitled under the terms of such Senior Debt to accelerate the maturity thereof, then, upon the receipt by Borrower of written notice from a holder of such Senior Debt of the event of default (a "Default Notice"), unless and until such default shall have been cured or waived or shall have ceased to exist, or the benefits accruing to the holder of the Senior Debt as a result of this subparagraph shall have been waived, no direct or indirect payment in cash, property or securities shall be made or agreed to be made by Borrower on account of the principal, interest or other indebtedness under this Note.

(f) Nothing contained in this paragraph or elsewhere in this Note is intended to or shall impair, as between Borrower, its creditors other than the holders of Senior Debt and Lender, the obligation of Borrower, which is absolute and unconditional, to pay to Lender the Liabilities as and when the same shall become due and payable in accordance with the terms hereof, or is intended to or shall affect the relative rights of Lender and other creditors of Borrower other than the holders of the Senior Debt, nor shall anything herein or therein prevent Lender from exercising all remedies otherwise permitted by applicable law upon Default under this Note, subject to the provisions hereof relating to remedies following defaults and to the rights, if any, under this paragraph of the holders of Senior Debt in respect of cash, property or securities of Borrower received upon exercise of any such remedy.

(g) No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Borrower or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by Borrower with the terms, provisions and covenants of this Note, regardless of any knowledge thereof with which any such holder may have or be otherwise charged with.

(h) As used in this Note, "Senior Debt" shall mean: (i) the obligations for the payment of money of which Borrower is or may be responsible now or hereafter (directly or indirectly, absolutely or contingently, as borrower, guarantor or otherwise) up to an aggregate principal amount of $2,000,000, under loan, credit or other like agreements for borrowed money and related guarantees and other agreements (the "Loan Agreement(s)"), including, without limitation, principal, premium (if any), interest (including, without limitation, interest accruing after as well as prior to the commencement of any proceeding referred to in clause (f) of the definition of default above in which Borrower is a debtor) and fees, and any agreement or instrument relating to the amendment, refinancing or refunding of the Loan Agreement(s) and (ii) the other obligations of Borrower now or hereafter existing (direct, indirect, absolute, contingent or otherwise) under any Loan Agreements, in each case, to the extent Borrower now or hereafter has agreed under the terms of the Loan Documents to subordinate any of its rights, remedies and interests under this Note. Without limitation to foregoing, Senior Debt shall include the obligations, if any, of Borrower now or hereafter owing to Sovereign Bank F.S.B, the Bank of New York or its successor, the Town of Lloyd, or borrowings contemplated through the Ulster County Development Agency.
               [Remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, Borrower has executed this Note as of the date written first above.


                                       S & K PRODUCTS INTERNATIONAL, INC.

                                       By:  /s/ Kevin Schumacher
                                       Its:  Vice President

                                       Address:  80 Red Schoolhouse Road
                                                 Chestnut Ridge, New York 10977



Accepted:

SONO-TEK CORPORATION

By:  /s/ James L. Kehoe
Its:  Chairman

Exhibit 10.1

                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT is made and entered into as of the 3rd day of August 1999, between S&K Products International, Inc., located at 80 Schoolhouse Road, Chestnut Ridge, NY 10977 ("Employer"), and J. Randolph Schumacher, residing at 5 Highfield Terrace, North Caldwell, New Jersey 07006, ("Employee").

                               W I T N E S S E T H

         WHEREAS, Employee is to be employed by Employer as its Vice President; and

         WHEREAS, Employer and Employee desire to enter into an agreement to provide for the continued employment of Employee in such capacity, all pursuant to the terms and conditions of this Agreement;

         NOW,  THEREFORE,   in  consideration  of  the  covenants,   conditions,
undertakings and promises contained herein, the sufficiency of which is fully acknowledged, Employer and Employee agrees as follows:

                        ARTICLE 1 - EMPLOYMENT AND DUTIES

1.1      Employment and Duties
         Employer hereby employs Employee as a Vice President of Employer. In such position, Employee shall perform such duties as are or may be assigned to Employee by the President/CEO from time to time consistent with Employee's position as a senior executive of Employer. Employee shall devote his full time, attention, energies, skills and best efforts to the performance of his duties and to the manufacturing, research and development efforts and other business affairs of Employer, including the development of Cleaning Centers or other businesses which will benefit the Employer. Employee shall not, during the term of this Agreement, engage in any other business activity that in the sole judgement of the Employer's Board of Directors would be a competitor to Employer or its affiliates or would adversely affect the performance of his duties hereunder.

                                ARTICLE 2 - TERM

2.1      Term
         The term of Employee's employment by Employer hereunder shall commence on the date hereof and, except as otherwise provided in this Agreement with respect to earlier termination, shall continue in effect until August 3, 2001. The Employer shall provide the Employee with a minimum of six (6) months notice before the expiration of this Agreement if it does not plan on entering into discussions with the Employee for a renewal hereof.

                            ARTICLE 3 - COMPENSATION

3.1      Base Salary
         For all services to be rendered by Employee under this Agreement, Employer agrees to pay Employee a base salary of $40,000 per year and a commission of 2.25% on all sales of Employer, payable at such times, and on such terms and conditions as is customary for employees of Employer, and in accordance with the normal payroll practices of Employer

3.2      Expenses
         In addition to base salary, Employer shall reimburse Employee for all reasonable and necessary business expenses actually incurred by him in the performance of his duties, including, without limitation, expenses for travel, meals, entertainment and other miscellaneous business expenses. Employee shall submit to Employer written, itemized expenses accounts and such additional substantiation and justification as Employer may reasonably request. Expenses are payable within 10 days after proper submittal.

3.3      Cash Flow Bonus Plan

         Employee shall be entitled to an annual bonus from Employer, determined as a percentage of cash flow (as defined below), in accordance with the "Bonus Plan" provided in this section 3.3.

         For the purposes of this Bonus Plan, cash flow is defined as net income of Employer with depreciation expenses added back in. The basis of this plan is to pay a cash bonus of 7.5% of the increase in cash flow from one year to the next up to the first 40% of such increase, and a cash bonus of 15% for any "super" increase in cash flow exceeding 40%.

         This bonus is payable 30 days after fiscal year end as a lump sum or 30 days after separation from Employer; pro-rated thru to the last month of employment.

         As an example, if the base year had cash flow of $125,000, and the Bonus year had cash flow of $300,000, the increase in cash flow exceeding 40% would be $125,000 [$300,000 minus $175,000 ($125,000 Base
         Year multiplied by 1.4)].

         Therefore, the regular bonus of 7.5% would be paid on the first $50,000 increase in cash flow ($3,750), and the Super Bonus of 15% would be paid on the remaining $125,000 increase in cash flow ($18,750) for a total bonus of $22,500.

         The bonus provided in this Section 3.3 shall be payable to Employee (if at all) for each year during the term of this Agreement for the twelve month period ending on the last day of February, based upon the audited financial statements of the Company. The first years bonus calculation shall be pro rated based on the May 31, 1999 financial statements of the Employer and the number of full months commencing from the date of employment hereunder until February 28, 2000.

                          ARTICLE 4 - EMPLOYEE BENEFITS

4.1      Vacation and Holidays
         Employee shall be entitled to receive four weeks of paid vacation during each year of this Agreement, which shall be taken at such time or times as will not unreasonably hinder or interfere with Employer's business or operations. Vacation time may be accrued from year to year in accordance with Employer's general vacation policy from time to time. The Employee shall be entitled to such paid holidays as the Employer shall declare for its senior executive employees from time to time.

4.2      Death Benefit and Life Insurance
         A. Employee is entitled to participate in any life insurance accidental death and dismemberment and travel accident plans maintained by Employer for its employees, on terms no less favorable that those extended to any other senior executive of Employer.

         B. Employer may, if it so chooses, apply for and procure in its own name, and for its own benefit, additional life insurance and disability insurance on Employee, and Employee shall have no right, title or interest therein.

         C. Employee agrees to submit to any medical or other examination, and to execute any application or other instrument and otherwise cooperate with Employer, as reasonably necessary to obtain any policy of insurance under this Article.

4.3      Liability Insurance
         Employer will obtain and maintain (directly or through its affiliates) at all times directors' and officers' liability insurance for Employee, so long as such insurance can be obtained on terms acceptable to Employer's Board of Directors.

4.4      Indemnification
         Employer agrees to defend and shall indemnify and hold Employee harmless to the fullest extent permitted by law from any and all liability costs and expenses which may be assessed against Employee by reason of the performance of his responsibilities and duties under the term of this Agreement, provided such liability does not result from the willful misconduct or gross negligence of Employee.

4.5      Retirement Plan
         Employee is entitled to participate in any retirement plan maintained by Employer for its employees (including, without limitation, pension, annuity, profit sharing and deferred compensation plans), on terms no less favorable that those extended to any other senior executive of Employer.

4.6      Other Benefit Plans
         Employee is entitled to participate in and receive benefits under any accident, disability, health and dental insurance, profit sharing, bonus, stock option and stock purchase plan maintained by Employer or it affiliates for its employees, as a senior executive of Employer. In addition to matters set forth therein, the Employee will be entitled to participate in all perquisite and benefits generally given by the Employer to senior executives on the same terms it provides them to such executives.

                            ARTICLE 5 - RESTRICTIONS

5.1      Non-Competition
         So long as Employee is employed under this Agreement, and one year thereafter if terminated without cause and two years if terminated by employee or for cause, Employee will not directly or indirectly, in any capacity, engage in or render services (including, without limitation, research, development, manufacturing, marketing or sales) to, or have an ownership or financial interest in, any person, firm, corporation or other entity engaged in any line of business activity in competition with Employer.

A. For purposes of this Section, an entity is "in competition with Employer" if it produces or distributes any product, or performs any service, which is similar with the products of Employer, or services performed by Employer, or products or services demonstrably anticipated by Employer, or any subsidiary of Employer, as of the date Employee's employment under this Agreement is terminated.

5.2      Confidentiality
         Except as may be required by law, Employee will not use directly or indirectly, for his own account or for the account of any person, firm, corporation or other entity or disclose to any person, firm, or corporation or other entity, Employer's or the Company's (or other affiliates or employees) proprietary information disclosed, made available, or entrusted to him, or developed or generated by him in the performance of his duties hereunder, including, but not limited to, information relating to the Employer's organizational structure, operations, business plans, technical projects, pricing data, production costs, research data or results, inventions, trade secrets, customer lists or other work product developed by or for Employer or its affiliates, whether on the premises of Employer or elsewhere.

         The provisions of this Section shall not apply to any proprietary, confidential or secret information which is, at the commencement of the term of this Agreement or at some later date, publicly known under circumstances involving no breach of this Agreement or is lawfully and in good faith made available to Employee without restrictions as to disclosure by a third party.

         Any idea, concept, device, program, plan data, invention, discovery, improvement, writing, design or business method conceived or made by Employee, individually or jointly, during any past or future period of employment with Employer or any affiliate thereof relating to the business of Employer or such affiliate, whether patentable or unpatentable, or registerable or copyrighted material or trademarks, shall be promptly and fully disclosed to Employer or such affiliate and, whether or not so disclosed, shall be and become the absolute property of Employer or such affiliate. In confirmation thereof, Employee will, upon reasonable request, execute and deliver to Employer or such affiliate, assignments of any such idea, concept, device, program, plan, data, invention, discovery, writing, improvement, design or business method.

         Employee will reasonably assist Employer or such affiliate in every way, at Employer's or such affiliates sole expense, both during the course of and after termination of his Employment, in the procurement, maintenance and enforcement, for Employer's or such affiliates benefit, of patents on such inventions or discoveries and registrations on such copyrighted material, trademarks or business methods in any and all countries.

         So long as Employee is employed by Employer, Employee shall maintain proper files and records relating to work performed by him in accordance with past practices or as otherwise specified by Employer from time to time. All such files and records are to be kept in Employer's custody and subject to its control and to be the exclusive property of Employer. Upon termination of Employee's employment with Employer or any affiliate thereof, Employee shall deliver to Employer all files and records of any nature which are in Employee's possession or control and which relate in any manner to his employment or to the activities of Employer or any affiliate thereof.

5.3      Injunctive Relief
         Employee acknowledges that the restrictions contained in this Article are reasonable in view of the nature of the business in which Employer is engaged and his knowledge of the business.

         Employer and Employee mutually agree that Employee's obligations under this Article are of a special and unique character which give them a peculiar value, and Employer cannot be reasonably or adequately compensated in damages in an action at law in the event Employee breaches such obligations. Employee therefore expressly agrees that, in addition to any other rights or remedies which Employer may possess, Employer shall be entitled to injunctive to prevent a breach of this Article by Employee, including a temporary restraining order or temporary injunction from any court of competent jurisdiction restraining any actual violation, and each party hereby consents to the entry of such an order and injunctive relief and waives the making of a bond as a condition for obtaining such relief. Such rights shall be cumulative and in addition to any other legal or equitable rights and remedies Employer may have.

         Without limitation to any other rights or remedies otherwise available, Employer shall have the right at any time and from time to time to offset, deduct, or withhold any cash or property owing to employee (including any employment compensation owing) against any amounts now or hereafter owing by Employee to Employer, as a result of damages sustained by Employer for a breach or violation of this Agreement (or any other agreement to which Employer and Employee are parties) or otherwise.

5.4      Survival Enforceability
         It is expressly agreed by the parties hereto that the provisions of this Article shall survive the termination of this Agreement.

         If any one or more of the provisions contained in this Article shall for any reason in any jurisdiction by held to be excessively broad as to time, duration, geographical scope, activity or subject, it shall be construed with respect to such jurisdiction, by limiting or reducing it, so as to be enforceable to the extent compatible with the applicable law of such jurisdiction as it shall then appear.

                         ARTICLE 6 - DEATH OR DISABILITY

6.1      Death
         If Employee dies while employed under this Agreement, this Agreement shall terminate immediately. Employer will pay to Employee's estate his base salary under Section 3.1 through the last day of the calendar month in which he dies, death benefits as maybe provided pursuant to
         Section 4.2, and any other compensation due employee at the time of his death, including a pro-rated portion of any earned bonus.

6.2      Disability
         If Employee fails to perform his duties under this Agreement due to "Disability" as defined in Section 6.2B, Employer may terminate this Agreement upon 30 days written notice to him. In that event, Employer shall pay Employee his base salary under Section 3.1 and any other compensation due employee through the date of termination including a pro-rated portion of any earned bonus.

     A. If Employer gives notice of termination under this Section and, before the termination date stated in the notice, Employee's Disability ceases and he takes up and resumes performance of his duties under this Agreement, the notice of termination shall be void and of no effect, and this Agreement shall continue in effect as though such notice had not been given.

     B. The term "Disability" shall mean the inability of Employee to perform for Employer the duties specified in Section 1.1 by reason of any medically determinable physical or mental impairment for a period of six consecutive months or for shorter periods aggregating six months in any 12 month period. If the Employer and the Employee shall not be able to agree upon whether or not the Employee is disabled, the Employee and the Employer shall each select a physician, and the two
          (2) physicians so selected shall between them select a third physician, and the three (3) physicians so selected shall make a determination as to whether or not the Employee is disabled under the definition of Disability set for herein. Such determination, when agreed upon by at least two (2) of the three (3) physicians so selected, shall be binding and conclusive on the parties hereto. Each of the three (3) physicians so selected shall be dully licensed to practice medicine in the State of New York or State of New Jersey, and none of them shall be related to the Employee or any senior officer or principal shareholder of the Employer by blood or marriage.

                             ARTICLE 7 - TERMINATION

7.1      Termination by Employee
         Employee may terminate this Agreement upon 30 days written notice to Employer setting forth with specificity the grounds for termination upon the occurrence of any of the following: (i) a material adverse change in Employee's status, position, or duties if such failure has not been cured within 30 days after written notice thereof has been given by Employee to Employer, or (ii) the dissolution of Employer. In the event of a termination under this Section, Employer shall pay
         Employee his base salary under Section 3.1 through the date of termination as well as any other compensation pro-rated through the date of termination and shall continue to pay to Employee his base salary (with no further increase thereof) under Section 3.1 for the remaining term of this Agreement following the date of termination.

7.2      Termination by Employer Cause
         Employer may terminate this Agreement for cause which termination may, as determined by the Company, be effective immediately. For purposes of this Section, "cause" shall mean any (i) dissemination by Employee of trade secrets or other material confidences of Employer or other material violations of this Agreement by Employee, (ii) dishonesty of Employee as punishable by criminal law, (iii) deliberate activity of Employee that is inconsistent with Employee's duties hereunder or exceeds Employee's authority and which is materially prejudicial to the interests of Employer, or (iv) any act, or failure to act, by Employee involving fraud, willful malfeasance or gross negligence in the performance of his duties hereunder. In the event of termination under this Section, Employer shall pay to Employee his base salary under
         Section 3.1 through the date of termination and any other compensation pro-rated through the date of termination stated in the notice.

7.3      Termination by Employer Without Cause
         In the event that Employer has terminated Employee's employment without cause, then this Agreement shall nonetheless be deemed terminated, except that Employer shall pay Employee his base salary (with no further increase) under Section 3.1 for a period of two years following the date of termination plus any bonus pro-rated to termination date.

                             ARTICLE 8 - ARBITRATION

8.1      Arbitration
         All controversies, claims, disputes and other matters in question between the parties arising out of, or relating to Article VII of this Agreement or breach thereof shall be decided by arbitration before on arbitrator to be held in New York, New York in accordance with the commercial rules of the American Arbitration Association then in effect, an judgment upon the award shall be binding upon the parties hereto and may be entered in any court having jurisdiction thereof. In the event that any controversy claim, dispute or other matter is arbitrated, Employee and Employer will have all rights to discovery that Employee or Employer as the case may be, would have in connection with any judicial proceeding will may enforce those rights in any court of competent jurisdiction in New York.

                            ARTICLE 9 - MISCELLANEOUS

9.1      Entire Agreement
         This Agreement contains the entire understanding and agreement between Employer and Employee and cannot be amended, modified or supplemented in any respect, except by subsequent written agreement entered into by both parties.

9.2      Successors of Employer
         This Agreement shall inure to the benefit of and be binding upon Employer, its successors and assigns, including, without limitation, any person, firm, corporation or other entity which may acquire all or substantially all of Employer's assets and business, or with or into which Employer may be consolidated or merged, and this provision shall apply in event of any subsequent merger, consolidation or transfer. Employer agrees that it will not merge or consolidate with any other entity or permit its business activities to be taken over by any other entity unless and until the succeeding or continuing entity shall expressly assume the rights and obligations of Employer set forth in this Agreement. In every respect, except as otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon Employee, his heirs, executors and personal representatives and, being personal in nature, shall not be assignable by Employee.

9.3      Effect of Waiver
         The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach.

9.4      Notices
         Any notice, request, demand or other communication in connection with this Agreement must be in writing and shall be deemed to have been given and received three days after a certified or registered letter containing such notice, properly addressed, with postage prepaid, is deposited in the United States mail; and if give otherwise than by registered or certified mail, it shall not be deemed to have been given until actually delivered to and received by the party to whom it is addressed.

     A. Notice to Employer shall be given at its principal mailing address, which at the time of execution of this Agreement is: 80 Schoolhouse Road, Chestnut Ridge, NY 10977, Attention President/CEO.

     B. Notice to Employee shall be given at his home address, which at the time of execution of this Agreement is the address set forth in the heading of this Agreement, or at such other address as he may designate.

9.5      Counter parts
         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

9.6      Severability
         If in any jurisdiction, any provision of this Agreement or its application to any party or circumstance is restricted, prohibited or unenforceable, such provision shall, as to such jurisdiction, be ineffective only to the extent of such restriction, prohibition or unenforceable without invalidating the remaining provisions hereof and without affecting the validity or enforceability of such provision in any other jurisdiction or its application to other parties or circumstances.

9.7      Survival
         Each of the terms and provisions of this Agreement which are expressly or implicitly so intended shall survive the termination of this Agreement.

9.8      Applicable Law
         This Agreement shall be governed by and construed according to the laws of the State of New York.

         IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first stated above.

                        S&K Products International, Inc.

                              By /s/ James L. Kehoe
                            James L. Kehoe, Chairman

                           /s/ J. Randolph Schumacher
                             J. Randolph Schumacher

Exhibit 10.2

                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT is made and entered into as of the 3rd day of August 1999, between S&K Products International, Inc., located at 80 Schoolhouse Road, Chestnut Ridge, NY 10977 ("Employer"), and Kevin Schumacher, residing at 494 Mountain Avenue, North Caldwell, New Jersey 07006, ("Employee").

                               W I T N E S S E T H

         WHEREAS, Employee is to be employed by Employer as its Vice President; and

         WHEREAS, Employer and Employee desire to enter into an agreement to provide for the continued employment of Employee in such capacity, all pursuant to the terms and conditions of this Agreement;

         NOW,  THEREFORE,   in  consideration  of  the  covenants,   conditions,
undertakings and promises contained herein, the sufficiency of which is fully acknowledged, Employer and Employee agrees as follows:

                        ARTICLE 1 - EMPLOYMENT AND DUTIES

1.1      Employment and Duties
         Employer hereby employs Employee as a Vice President of Employer. In such position, Employee shall perform such duties as are or may be assigned to Employee by the President/CEO from time to time consistent with Employee's position as a senior executive of Employer. Employee shall devote his full time, attention, energies, skills and best efforts to the performance of his duties and to the manufacturing, research and development efforts and other business affairs of Employer, including the development of Cleaning Centers or other businesses which will benefit the Employer. Employee shall not, during the term of this Agreement, engage in any other business activity that in the sole judgement of the Employer's Board of Directors would be a competitor to Employer or its affiliates or would adversely affect the performance of his duties hereunder.

                                ARTICLE 2 - TERM

2.1      Term
         The term of Employee's employment by Employer hereunder shall commence on the date hereof and, except as otherwise provided in this Agreement with respect to earlier termination, shall continue in effect until August 3, 2003. The Employer shall provide the Employee with a minimum of six (6) months notice before the expiration of this Agreement if it does not plan on entering into discussions with the Employee for a renewal hereof.

                            ARTICLE 3 - COMPENSATION

3.1      Base Salary
         For all services to be rendered by Employee under this Agreement, Employer agrees to pay Employee a base salary of $126,000 per year, payable at such times, and on such terms and conditions as is customary for employees of Employer, and in accordance with the normal payroll practices of Employer

3.2      Expenses
         In addition to base salary, Employer shall reimburse Employee for all reasonable and necessary business expenses actually incurred by him in the performance of his duties, including, without limitation, expenses for travel, meals, entertainment and other miscellaneous business expenses. Employee shall submit to Employer written, itemized expenses accounts and such additional substantiation and justification as Employer may reasonably request. Expenses are payable within 10 days after proper submittal.

3.3      Cash Flow Bonus Plan
         Employee shall be entitled to an annual bonus from Employer, determined as a percentage of cash flow (as defined below), in accordance with the "Bonus Plan" provided in this section 3.3.

         For the purposes of this Bonus Plan, "cash flow" is defined as net income of Employer with depreciation expenses added back in. The basis of this plan is to pay a cash bonus of 7.5% of the increase in cash flow from one year to the next up to the first 40% of such increase, and a cash bonus of 15% for any "super" increase in cash flow exceeding 40%.

         This bonus is payable 30 days after the availability of audited financial statements of the Employer as a lump sum or 30 days after separation from Employer, pro-rated through to the last month of employment.

         As an example, if the base year had cash flow of $125,000, and the Bonus year had cash flow of $300,000, the increase in cash flow exceeding 40% would be $125,000 [$300,000 minus $175,000 ($125,000 Base
         Year multiplied by 1.4)].

         Therefore, the regular bonus of 7.5% would be paid on the first $50,000 increase in cash flow ($3,750), and the Super Bonus of 15% would be paid on the remaining $125,000 increase in cash flow ($18,750) for a total bonus of $22,500.

         The bonus provided in this Section 3.3 shall be payable to Employee (if at all) for each year during the term of this Agreement for the twelve month period ending on the last day of February, based upon the audited financial statements of the Company. The first years bonus calculation shall be pro rated based on the May 31, 1999 financial statements of the Employer and the number of full months commencing from the date of employment hereunder until February 28, 2000.

                          ARTICLE 4 - EMPLOYEE BENEFITS

4.1      Vacation and Holidays
         Employee shall be entitled to receive four weeks of paid vacation during each year of this Agreement, which shall be taken at such time or times as will not unreasonably hinder or interfere with Employer's business or operations. Vacation time may be accrued from year to year in accordance with Employer's general vacation policy from time to time. The Employee shall be entitled to such paid holidays, as the Employer shall declare for its senior executive employees from time to time.

4.2      Death Benefit and Life Insurance
         A. Employee is entitled to participate in any life insurance accidental death and dismemberment and travel accident plans maintained by Employer for its employees, on terms no less favorable that those extended to any other senior executive of Employer.

         B. Employer may, if it so chooses, apply for and procure in its own name, and for its own benefit, additional life insurance and disability insurance on Employee, and Employee shall have no right, title or interest therein.

         C. Employee agrees to submit to any medical or other examination, and to execute any application or other instrument and otherwise cooperate with Employer, as reasonably necessary to obtain any policy of insurance under this Article.

4.3      Liability Insurance
         Employer will obtain and maintain (directly or through its affiliates) at all times directors' and officers' liability insurance for Employee, so long as such insurance can be obtained on terms acceptable to Employer's Board of Directors.

4.4      Indemnification
         Employer agrees to defend and shall indemnify and hold Employee harmless to the fullest extent permitted by law from any and all liability costs and expenses which may be assessed against Employee by reason of the performance of his responsibilities and duties under the term of this Agreement, provided such liability does not result from the willful misconduct or gross negligence of Employee.

4.5      Retirement Plan
         Employee is entitled to participate in any retirement plan maintained by Employer for its employees (including, without limitation, pension, annuity, profit sharing and deferred compensation plans), on terms no less favorable that those extended to any other senior executive of Employer.

4.6      Other Benefit Plans
         Employee is entitled to participate in and receive benefits under any accident, disability, health and dental insurance, profit sharing, bonus, stock option and stock purchase plan maintained by Employer or it affiliates for its employees, as a senior executive of Employer. In addition to matters set forth therein, the Employee will be entitled to participate in all perquisite and benefits generally given by the Employer to senior executives on the same terms it provides them to such executives.

                            ARTICLE 5 - RESTRICTIONS

5.1      Non-Competition
         So long as Employee is employed under this Agreement, Employee will not directly or indirectly, in any capacity, engage in or render services (including, without limitation, research, development, manufacturing, marketing or sales) to, or have an ownership or financial interest in, any person, firm, corporation or other entity engaged in any line of business activity in competition with Employer as stated in.

A. For purposes of this Section, an entity is "in competition with Employer" if it produces or distributes any product, or performs any service, which is similar with the products of Employer, or services performed by Employer, or products or services demonstrably anticipated by Employer, or any subsidiary of Employer, as of the date Employee's employment under this Agreement is terminated.

5.2      Confidentiality
         Except as may be required by law, Employee will not use directly or indirectly, for his own account or for the account of any person, firm, corporation or other entity or disclose to any person, firm, or corporation or other entity, Employer's or the Company's (or other affiliates or employees) proprietary information disclosed, made available, or entrusted to him, or developed or generated by him in the performance of his duties hereunder, including, but not limited to, information relating to the Employer's organizational structure, operations, business plans, technical projects, pricing data, production costs, research data or results, inventions, trade secrets, customer lists or other work product developed by or for Employer or its affiliates, whether on the premises of Employer or elsewhere.

         The provisions of this Section shall not apply to any proprietary, confidential or secret information which is, at the commencement of the term of this Agreement or at some later date, publicly known under circumstances involving no breach of this Agreement or is lawfully and in good faith made available to Employee without restrictions as to disclosure by a third party.

         Any idea, concept, device, program, plan data, invention, discovery, improvement, writing, design or business method conceived or made by Employee, individually or jointly, during any past or future period of employment with Employer or any affiliate thereof relating to the business of Employer or such affiliate, whether patentable or unpatentable, or registerable or copyrighted material or trademarks, shall be promptly and fully disclosed to Employer or such affiliate and, whether or not so disclosed, shall be and become the absolute property of Employer or such affiliate. In confirmation thereof, Employee will, upon reasonable request, execute and deliver to Employer or such affiliate, assignments of any such idea, concept, device, program, plan, data, invention, discovery, writing, improvement, design or business method.

         Employee will reasonably assist Employer or such affiliate in every way, at Employer's or such affiliates sole expense, both during the course of and after termination of his Employment, in the procurement, maintenance and enforcement, for Employer's or such affiliates benefit, of patents on such inventions or discoveries and registrations on such copyrighted material, trademarks or business methods in any and all countries.

         So long as Employee is employed by Employer, Employee shall maintain proper files and records relating to work performed by him in accordance with past practices or as otherwise specified by Employer from time to time. All such files and records are to be kept in Employer's custody and subject to its control and to be the exclusive property of Employer. Upon termination of Employee's employment with Employer or any affiliate thereof, Employee shall deliver to Employer all files and records of any nature which are in Employee's possession or control and which relate in any manner to his employment or to the activities of Employer or any affiliate thereof.

5.3      Injunctive Relief
         Employee acknowledges that the restrictions contained in this Article are reasonable in view of the nature of the business in which Employer is engaged and his knowledge of the business.

         Employer and Employee mutually agree that Employee's obligations under this Article are of a special and unique character which give them a peculiar value, and Employer cannot be reasonably or adequately compensated in damages in an action at law in the event Employee breaches such obligations. Employee therefore expressly agrees that, in addition to any other rights or remedies which Employer may possess, Employer shall be entitled to injunctive to prevent a breach of this Article by Employee, including a temporary restraining order or temporary injunction from any court of competent jurisdiction restraining any actual violation, and each party hereby consents to the entry of such an order and injunctive relief and waives the making of a bond as a condition for obtaining such relief. Such rights shall be cumulative and in addition to any other legal or equitable rights and remedies Employer may have.

         Without limitation to any other rights or remedies otherwise available, Employer shall have the right at any time and from time to time to offset, deduct, or withhold any cash or property owing to employee (including any employment compensation owing) against any amounts now or hereafter owing by Employee to Employer, as a result of damages sustained by Employer for a breach or violation of this Agreement (or any other agreement to which Employer and Employee are parties) or otherwise.

5.4      Survival Enforceability
         It is expressly agreed by the parties hereto that the provisions of this Article shall survive the termination of this Agreement.

         If any one or more of the provisions contained in this Article shall for any reason in any jurisdiction by held to be excessively broad as to time, duration, geographical scope, activity or subject, it shall be construed with respect to such jurisdiction, by limiting or reducing it, so as to be enforceable to the extent compatible with the applicable law of such jurisdiction as it shall then appear.

                         ARTICLE 6 - DEATH OR DISABILITY

6.1      Death
         If Employee dies while employed under this Agreement, this Agreement shall terminate immediately. Employer will pay to Employee's estate his base salary under Section 3.1 through the last day of the calendar month in which he dies, death benefits as maybe provided pursuant to
         Section 4.2, and any other compensation due employee at the time of his death, including a pro-rated portion of bonus.

6.2      Disability
         If Employee fails to perform his duties under this Agreement due to "Disability" as defined in Section 6.2B, Employer may terminate this Agreement upon 30 days written notice to him. In that event, Employer shall pay Employee his base salary under Section 3.1 and any other compensation due employee through the date of termination.

     A. If Employer gives notice of termination under this Section and, before the termination date stated in the notice, Employee's Disability ceases and he takes up and resumes performance of his duties under this Agreement, the notice of termination shall be void and of no effect, and this Agreement shall continue in effect as though such notice had not been given.

     B. The term "Disability" shall mean the inability of Employee to perform for Employer the duties specified in Section 1.1 by reason of any medically determinable physical or mental impairment for a period of six consecutive months or for shorter periods aggregating six months in any 12 month period. If the Employer and the Employee shall not be able to agree upon whether or not the Employee is disabled, the Employee and the Employer shall each select a physician, and the two
          (2) physicians so selected shall between them select a third physician, and the three (3) physicians so selected shall make a determination as to whether or not the Employee is disabled under the definition of Disability set for herein. Such determination, when agreed upon by at least two (2) of the three (3) physicians so selected, shall be binding and conclusive on the parties hereto. Each of the three (3) physicians so selected shall be dully licensed to practice medicine in the State of New York or State of New Jersey, and none of them shall be related to the Employee or any senior officer or principal shareholder of the Employer by blood or marriage.

                             ARTICLE 7 - TERMINATION

7.1      Termination by Employee
         Employee may terminate this Agreement upon 30 days written notice to Employer setting forth with specificity the grounds for termination upon the occurrence of any of the following: (i) a material adverse change in Employee's status, position, or duties if such failure has not been cured within 30 days after written notice thereof has been given by Employee to Employer, or (ii) the dissolution of Employer, or
         (iii) material irreconcilable differences. In the event of a termination under this Section, Employer shall pay Employee his base salary for one year under Section 3.1 from the date of termination as well as any other compensation pro-rated through the date of termination providing that the termination by the employee occurred after the first anniversary date here of. The Employee will comply with the restrictions of Article 5.1 for Two years from the date of termination, providing termination occurred within three years from the anniversary date here of.

7.2      Termination by Employer For Cause
         Employer may terminate this Agreement for cause which termination may, as determined by the Company, be effective immediately. For purposes of this Section, "cause" shall mean any (i) dissemination by Employee of trade secrets or other material confidences of Employer or other material violations of this Agreement by Employee, (ii) dishonesty of Employee as punishable by criminal law, (iii) deliberate activity of Employee that is inconsistent with Employee's duties hereunder or exceeds Employee's authority and which is materially prejudicial to the interests of Employer, or (iv) any act, or failure to act, by Employee involving fraud, willful malfeasance or gross negligence in the performance of his duties hereunder. In the event of termination under this Section, Employer shall pay to Employee his base salary under
         Section 3.1 through the date of termination and any other compensation pro-rated through the date of termination stated in the notice. Employee shall, if so requested by the President, perform his duties under Article 1 through the date of termination stated in the notice. Employee will follow the restrictions of Article 5.1 for a period of four years from the date of termination.

7.3      Termination by Employer Without Cause
         In the event that Employer has terminated Employee's employment without cause, then this Agreement shall nonetheless be deemed terminated, except that Employer shall pay Employee his base salary (with no further increase) under Section 3.1 for the greater of (i) the remaining term of this Agreement or, (ii) six months following the date of termination plus any bonus pro-rated to termination date. Employee will follow the restrictions of Article 5.1 for a period of one year from the date of termination.

                             ARTICLE 8 - ARBITRATION

8.1      Arbitration
         All controversies, claims, disputes and other matters in question between the parties arising out of, or relating to Article VII of this Agreement or breach thereof shall be decided by arbitration before on arbitrator to be held in New York, New York in accordance with the commercial rules of the American Arbitration Association then in effect, an judgment upon the award shall be binding upon the parties hereto and may be entered in any court having jurisdiction thereof. In the event that any controversy claim, dispute or other matter is arbitrated, Employee and Employer will have all rights to discovery that Employee or Employer as the case may be, would have in connection with any judicial proceeding will may enforce those rights in any court of competent jurisdiction in New York.

                            ARTICLE 9 - MISCELLANEOUS

9.1      Entire Agreement
         This Agreement contains the entire understanding and agreement between Employer and Employee and cannot be amended, modified or supplemented in any respect, except by subsequent written agreement entered into by both parties.

9.2      Successors of Employer
         This Agreement shall inure to the benefit of and be binding upon Employer, its successors and assigns, including, without limitation, any person, firm, corporation or other entity which may acquire all or substantially all of Employer's assets and business, or with or into which Employer may be consolidated or merged, and this provision shall apply in event of any subsequent merger, consolidation or transfer. Employer agrees that it will not merge or consolidate with any other entity or permit its business activities to be taken over by any other entity unless and until the succeeding or continuing entity shall expressly assume the rights and obligations of Employer set forth in this Agreement. In every respect, except as otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon Employee, his heirs, executors and personal representatives and, being personal in nature, shall not be assignable by Employee.

9.3      Effect of Waiver
         The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach.

9.4      Notices
         Any notice, request, demand or other communication in connection with this Agreement must be in writing and shall be deemed to have been given and received three days after a certified or registered letter containing such notice, properly addressed, with postage prepaid, is deposited in the United States mail; and if give otherwise than by registered or certified mail, it shall not be deemed to have been given until actually delivered to and received by the party to whom it is addressed.

A. Notice to Employer shall be given at its principal mailing address, which at the time of execution of this Agreement is 80 Schoolhouse Road, Chestnut Ridge, NY 10977, and Attention President/CEO.

B. Notice to Employee shall be given at his home address, which at the time of execution of this Agreement is the address set forth in the heading of this Agreement, or at such other address as he may designate.

9.5      Counter parts
         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

9.6      Severability
         If in any jurisdiction, any provision of this Agreement or its application to any party or circumstance is restricted, prohibited or unenforceable, such provision shall, as to such jurisdiction, be ineffective only to the extent of such restriction, prohibition or unenforceable without invalidating the remaining provisions hereof and without affecting the validity or enforceability of such provision in any other jurisdiction or its application to other parties or circumstances.

9.7      Survival
         Each of the terms and provisions of this Agreement which are expressly or implicitly so intended shall survive the termination of this Agreement.

9.8      Applicable Law
         This Agreement shall be governed by and construed according to the laws of the State of New York.

         IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first stated above.

         S&K Products International, Inc.


         By  /s/ James L. Kehoe                   By  /s/ Kevin Schumacher
         James L. Kehoe, Chairman                 Kevin Schumacher

Exhibit 10.3

This lease, dated the 23rd day of June, 1999 Between J. Randolph Schumacher located at 5 Highfield Terrace, North Caldwell, New Jersey 07006, hereinafter referred to as the Landlord and S&K Products International, Inc. located at 80 Red Schoolhouse Road, Chestnut Ridge, New York, jointly and severally, hereinafter referred to as the Tenant,

WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the Township of Chestnut Ridge, County of Rockland and State of New York and more particularly described as Suites numbered 102, 103, and 112 at 80 Red Schoolhouse Road.

The term of this demise shall be for one (1) year beginning August 1, 1999 and ending July 31, 2000.

The rent for the demised term shall be sixty thousand and no/100 ($60,000.00), which shall accrue at the yearly rate of $60,000.00 per annum.

The said rent is to be payable monthly in advance on the first day of each calendar month for the term hereof, in installments as follows:

         $5,000.00 per month

at the address of Landlord or as may be otherwise directed by the Landlord in writing.

               THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

First.-The Landlord covenants that the Tenant, on paying the said rental and performing the covenants and condition is this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

Second.-The Tenant covenants and agrees to use the demised premises as an office and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon.

Third.-The Tenant shall, without any previous demand therefor, pay to the Landlord, or its agent, the said rent at the times and in the manner above provided. In the event of the non-payment of said rent, or any installment thereof, at the times and in the manner above provided, and if the same shall remain in default for ten days after becoming due, or if then Tenant shall be dispossessed for non-payment of rent, or the leased premises shall be deserted or vacated, the Landlord or its agents shall have the right to and may enter the said premises as the agent of the Tenant, either by force or otherwise, without being liable for any prosecution or damages therefor, and may relet the premises as the agent of the Tenant and receive the rent therefor, upon such terms as shall be satisfactory to the Landlord, and all rights of the Tenant to repossess the premises under this lease shall be forfeited. Such re-entry by the Landlord shall not operate to release the Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this lease. For the purpose of reletting, the Landlord shall be authorized to make such repairs or alterations in or to the leased premises as may be necessary to place the same in good order and condition. The Tenant shall be liable to the Landlord for the cost of such repairs or alterations, and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of this lease. The Landlord shall have the right, as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease.

Fourth.-The Tenant shall not sub-let the demised premises nor any portion thereof, nor shall this lease be assigned by the Tenant without the prior written consent of the Landlord endorsed hereon.

Fifth.-The Tenant has examined the demised premises, and accepts them in their present condition (except as otherwise expressly provided herein) and without any representations on the part of the Landlord or its agents as to the present or future condition of the said premises. The Tenant shall keep the demised premises in good condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demised term in as good condition as the reasonable use thereof will permit, and shall not make any alterations, additions or improvements to said premises without the prior written consent of the Landlord. All erections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the premises either by the Landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as a part thereof at the termination of this Lease, without compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter. If this lease covers premises, all or a part of which are on the ground floor, the Tenant further agrees to keep the sidewalks in front of such ground floor portion of the demised premises clean and free of obstructions, snow and ice.

Sixth.-In the event that any mechanics' lien is filed against the premises as a result of alterations, additions or improvements made by the Tenant, the Landlord, at its option, after thirty days' notice to the Tenant, may terminate this lease and my pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

Seventh.-The Tenant agrees to replace at the Tenant's expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.

Eighth.- The Landlord shall not be responsible for the loss of or damage to property, or injury to persons, occurring in or about the demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises.

Ninth.-Utilities and services furnished to the demised premises for the benefit of the Tenant shall be provided and paid for as follows: water by the Tenant; gas by the Tenant; electricity by the Tenant; heat by the Tenant; refrigeration by the Tenant; hot water by the Tenant. The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

Tenth.-The Landlord, or its agents, shall have the right to enter the demised premises at reasonable hours in the day or night to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

Eleventh.-In the event of the destruction of the demised premises or the building containing the said premises by fire, explosion, the elements or otherwise during the term hereby created, or previous thereto, or such partial destruction thereof as to render the premises wholly untenantable or unfit for occupancy, or should the demised premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby created shall, at the option of the Landlord, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may re-enter and re-possess the premises thus discharged from this lease and my remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.

Twelfth.-The Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, State, County and Municipal authorities applicable to the business to be conducted by the Tenant in the demised premises. The Tenant agrees not to do or permit anything to be done in said premise, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

Thirteenth.-No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

Fourteenth.-This lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. The Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

Fifteenth.-In the event of the sale by the Landlord of the demised premises, or the property of which said premises are a part, the Landlord or the purchaser may terminate this lease on the thirtieth day of April in any year upon giving the Tenant notice of such termination prior to the first day of January in the same year.

Sixteenth.-The rules and regulations regarding the demised premise, affixed to this lease, if any, as well as any other and further reasonable rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof give to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

Seventeenth.-In case of violation by the Tenant of any of the covenants, agreements and conditions of this lease, or of the rules and regulations now or hereafter to be reasonably established by the Landlord, and upon failure to discontinue such violation within ten days after notice thereof given to the Tenant, this lease shall thenceforth, at the option of the Landlord, become null and void, and the Landlord may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.

Eighteenth.-All notices and demands, legal or otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing. This instrument may not be changed orally.

Nineteenth.-It is further agreed that if at any time during the term of this lease the Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Tenant, then the Landlord may, at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

Twentieth.-In the event that the Tenant shall remain in the demised premises after the expiration of the term of this lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.

Twenty-first.-If the property or any part thereof wherein the demised premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this lease, at the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

Twenty-second.-Any dispute arising under this lease shall be settled by arbitration. The Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

Twenty-third.-No rights are to be conferred upon the Tenant until this lease has been signed by the Landlord, and an executed copy of the lease has been delivered to the Tenant.

Twenty-fourth.-The foregoing rights and remedies are not intended to be exclusive but as additional to all rights and remedies the Landlord would otherwise have by law.

Twenty-fifth.-All of the terms, covenants and conditions of this lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.

Twenty-sixth.- This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

CONTINUED ON RIDER

In witness whereof, the said Parties have hereunto set their hands and seals the day and year first above written.

Witness:                                    /s/ J. Randolph Schumacher
                                                J. Randolph Schumacher
                                                Landlord

S&K Products International, Inc.

By:  /s/ James L. Kehoe
James L. Kehoe
President

                                      RIDER

RIDER TO LEASE AGREEMENT ENTERED INTO BETWEEN J. RANDOLPH SCHUMACHER, AS LANDLORD, AND S&K PRODUCTS INTERNATIONAL, INC., AS TENANT, DATED JUNE 23, 1999.

         Premises continued: The premises include the right to use, in common with all other tenants, the public or common areas of the building and land. The entire office building shall hereinafter be referred to as the "Building" and the premises shall also be referred to as the "demised premises" in this lease agreement.

         Rent continued: Said rent shall be payable to the Landlord, on or before the first day of each month, in advance, at the address of the Landlord, without any prior notice or demand therefor and without any deduction, abatement or setoff for any reason whatsoever. Tenant shall tender the first payment of rent and security deposit upon the signing of this Lease. It is intended that the rental provided for in this lease shall be an absolutely net, net, net, return to the Landlord throughout the term hereof, free of any expense, charge or other deduction whatsoever, with respect to the premises, the Building, the land and/or the ownership, operation, management, maintenance, repair, use or occupation thereof, or any portion thereof, with respect to any interest of Landlord therein, except only for the debt service on account of any mortgages which may encumber the premises or any other lien which Landlord may place thereon, or as otherwise expressly provided in this lease. Tenant shall pay all real property taxes and condominium charges attributable to the demised premises during the term of this lease and shall promptly furnish Landlord with satisfactory evidence that the taxes and charges have been paid. In the event that the commencement date of this lease shall be other than the first day of a month, then the Tenant shall pay on the commencement date, the rent for the fractional portion of the month on a per diem basis until the first day of the next succeeding month.

         Third: (a) Landlord shall have the right, but not the obligation, to re-rent all or any portion of the demised premises for a term and at a rental greater or lesser than that set forth herein, without releasing Tenant from any liability hereunder and Tenant shall not be entitled to any surplus accruing as a result of the reletting.

         (b) The exercise by Landlord of any right of distraint to which it may be entitled by law shall not be deemed to constitute an election of remedies or act as a bar or waiver of any other rights to which Landlord may be entitled, by virtue of this lease, or by law.

         (c) In the event of a breach or threatened breach or violation by Tenant of any of the covenants, conditions, terms or provisions of this lease, Landlord shall have the right to obtain an injunction or to invoke any remedy allowed at law or in equity, without limitation and in addition to, all rights and remedies herein provided for.

         (d) No receipt of rental by Landlord from Tenant after the due date thereof or the termination in any manner of this lease, or the performance by Tenant of any obligation hereunder after the period stated in any notice given pursuant to this lease, shall reinstate, continue or extend the lease or the term thereof, affect any such notice or cure any default theretofore arising hereunder. No receipt of rental or the performance by Tenant of any obligation hereunder after the commencement of suit, or after final judgment for possession of the premises, shall reinstate, cure, continue or extend the lease or the term thereof or affect said suit or said judgment.

         (e) The rights and remedies of Landlord specified in this lease, as well as the rights and remedies to which the Landlord is entitled by law or in equity, are cumulative and are not intended to be exclusive of or preclude the exercise of any other rights or remedies which may be available to the Landlord in the event of a breach by Tenant of any provision of this lease.

         (f) Tenant may terminate this lease prior to the expiration of the lease term on thirty (30) days prior written notice thereof to Landlord. In such event Landlord shall exercise its best efforts to secure a new tenant. Until such new tenant is secured and paying rent, Tenant shall continue with its monthly rental payments until the end of the lease term. If the demised premises are relet for a rental amount less than that reserved hereunder, then Tenant shall pay the difference until the end of the term. In no event shall the Tenant be entitled to receive all or any portion of any net surplus monies received by Landlord in connection with any reletting or otherwise.

         Fourth: Notwithstanding anything to the contrary recited elsewhere in this lease, Tenant shall not have the right to sublet the demised premises or assign or mortgage this lease or any interest therein, or grant concessions or licenses for the occupancy of the demised premises, or any part thereof, unless Tenant shall have obtained Landlord's prior written consent, which consent shall not be unreasonably withheld, and provided that the following conditions are satisfied:
                  (a) Tenant shall request Landlord's consent in writing, which writing shall set forth the name and address of the assignee or sublessee, together with all other terms and conditions of said assignment or subletting;

                  (b) Such assignment and/or subletting shall be of all Tenant's leasehold interest for the entire demised premises, including, if an assignment, the transfer of all of Tenant's rights in, and interest under, this lease;

                  (c) At the time of such assignment and/or subletting this lease must be in full force and effect without any breach or default hereunder on the part of Tenant;

                  (d) The assignee or sublessee shall assume, by written recordable instrument, in form and content satisfactory to Landlord, the due performance of all of Tenant's obligations hereunder including any accrued obligations at the time of the assignment or subletting;

                  (e) A copy of the assignment or sublease and the original assumption agreement, in form and content satisfactory to Landlord, fully executed and acknowledged by the assignee and/or sublessee, together with a certified copy of a properly executed corporate resolution authorizing and accepting such assignment, subletting or assumption agreement, if appropriate, shall be delivered to Landlord not less than thirty (30) days prior to the effective date of such assignment or subletting;

                  (f) Such assignment and/or subletting shall be contingent upon and subject to all of the provisions, terms, covenants and conditions of this lease, and Tenant and any prior assignee or sublessee shall continue to be and remain jointly and severally liable hereunder, for the due performance of all obligations of Tenant hereunder, without the Landlord being required to exhaust any remedies or rights to which it may be entitled against the Tenant or any other assignee or sublessee;

                  (g) Said assignment, assignee, subletting and subtenant, at all times, shall comply with all applicable governmental laws, ordinances, rules and regulations, with respect to its use and occupancy hereunder, and Tenant or its assignee or sublessee shall bear the sole cost and expense of complying therewith. Further, Tenant, its assignee or subtenant, shall bear the sole cost and expense of all structural changes made to the demised premises as a result of such assignment or subletting.

                  (h) Notwithstanding anything herein contained to the contrary and notwithstanding any prior consent by Landlord, no subtenant or assignee shall further assign or sublease the premises except in accordance with the provisions hereof.

                  (i) Any and all payments agreed to be made to Tenant by any assignee or sublessee shall accrue to and be paid over to Landlord, provided, however, that any monies in excess of the rental and payments under this lease shall be divided equally between the Landlord and the Tenant.

                  (j) In addition to the right of the Landlord to declare this Lease to be in default, the failure of the Tenant or its assignee or sublessee to comply with any of the provisions and conditions of this paragraph, at Landlord's option, shall render any purported assignment or subletting null and void and of no force and effect.

         In addition to the foregoing, the premises shall not be used in violation of any applicable law, statute, role, regulation or permit.

         Fifth: Tenant, at its own cost and expense, shall procure and maintain its own janitorial service and otherwise keep the demised premises free of debris, garbage and other waste. Tenant, at its sole cost and expense, shall also take good care of the premises and shall keep, repair, replace and maintain the premises in good order, condition and repair, and each and every part thereof, foreseen and unforseen, usual or extraordinary (including, without limitation: glass; painting and decorating; and all structural elements and matters) except only such matters that are expressly stated herein to be within the Landlord's obligation to repair and shall not cause nor permit any dirt, debris or rubbish to be put, placed or maintained on the sidewalks, driveways, parking lots, yards, entrances and curbs, in, on or adjacent to the premises.

         Tenant accepts the premises in "as is" condition. No representations or promises, except as are specified herein, have been made on the part of the Landlord prior to or at the execution of this Lease. The Landlord is not bound by, and the Tenant will make no claim on account of any representation, promise or assurance, expressed or implied, with respect to condition, painting, repairs, changes, improvements, services, accommodations, concessions or any other matter, except as herein contained.

         The Landlord shall not be responsible for any damage or change of condition in the demised premises or resulting from any overflow or leakage upon or into the premises, obstruction of the street or subsurface; or of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes; or of the roof, walls, drains, leaders, gutters, valleys, down spouts or the like; or of the electrical, gas, power, sprinkler or heating systems; or of any other structural failure; or by reason of the elements; or resulting from theft or pilferage; or resulting from fire, explosion or other casualty; or resulting from the carelessness, negligence or improper conduct on the part of the Tenant, or of Landlord, their agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of Landlord, of any services to be furnished or supplied by Landlord from any source whatsoever, and the rent herein reserved shall not be withheld or diminished on account of any such damage, event or change; nor shall the Landlord be liable for any failure of heat, water supply or electric current; nor shall it be liable for any loss or damage by reason of any change in grade of street or in change of neighborhood or approach to the Building or premises or any change inside or outside of the Building or premises and the same shall not be construed as a constructive or actual eviction.

         Any work performed by or at the cost of Tenant shall be performed only in accordance with the provisions of this lease, shall be performed in a workmanlike manner, shall be performed in accordance with all applicable governmental and fire underwriting requirements and shall be of a standard and quality at least equal to the standard and quality of the remainder of the demised premises.

         In the event Tenant shall fail to promptly make such repairs as are required pursuant to this paragraph, Landlord shall have the right, but not the obligation, after ten (10) days prior written notice thereof to Tenant, to make such repairs and the costs and expenses of such repairs shall be paid by Tenant to Landlord on the first rental payment date following written demand by Landlord therefor. Such costs and expenses are hereby deemed to be additional rental.

         All property kept, maintained or stored in, on or at the demised premises, or elsewhere in the Building, shall be so kept, maintained or stored at the sole risk of Tenant.

         Landlord shall not be liable to Tenant or to any person or entity claiming through the Tenant, nor shall Tenant be excused from the performance of any obligation hereunder, due to any breach or violation by Landlord, by any other tenant or by any other person or entity, of: (i) any rule or regulation established by Landlord; or (ii) any provision, covenant, term or condition of any other agreement affecting the Building and premises or any portion thereof. Further, Landlord shall not be liable, nor shall Tenant be excused from the performance of any obligation hereunder due to the Landlord enforcing any right or remedy against the Tenant and/or other tenants of the Landlord, but not against all tenants of the Landlord.

         Eighth: No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the demised premises or to its appliances. With respect to the various "services", if any, herein expressly or impliedly agreed to be furnished to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service", whether such interruption or curtailment shall be due to accident, alterations or repairs necessary to be made or due to inability or difficulty in securing supplies or labor for the maintenance of such "service" or due to any other cause. No such interruption or curtailment of any such "service" shall be deemed a constructive or actual eviction, nor shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that all rental payments, in any event, shall commence to run at such date so above fixed. None of the references herein to "repairs" shall be construed to impose upon Landlord any obligation to make any repairs to the demised premises.

         Twelfth: Landlord makes no representations concerning the suitability of the premises for the Tenant's use and Tenant must obtain any governmental approvals required for its intended use. If a certificate of occupancy or other similar approval is required as a condition of the use, occupancy and possession of the demised premises by the Tenant, Tenant shall obtain the same, and shall perform such work as is required in connection therewith, at its sole cost and expense. Tenant shall submit to Landlord, prior to the commencement of any work, drawings of any alteration, improvement, or change to the demised premises, which plans must be approved in writing by Landlord prior to the commencement of any work. Notwithstanding that all additions, alterations, improvements, replacements and other appurtenances which hereafter may be installed in or on the demised premises shall belong to the Landlord, Landlord shall have the right to require that Tenant, at its cost and expense, prior to the termination of the lease, remove any or all of such additions, alterations or improvements which shall have been installed by or at the cost and expense of Tenant. To the degree that any alteration, improvement or change to the demised premises results in a change in the configuration of the demised premises, the removal of partitions or walls or otherwise, Landlord shall have the right to require that Tenant, at its cost and expense, prior to the termination of the lease, restore the demised premises to the condition and/or configuration that existed as of the date hereof. Tenant agrees that any installation, removal or restoration performed pursuant to this Paragraph 6 shall conform to and shall not result in a violation of any governmental or fire underwriting law, ordinance, rule or regulation, and upon such installation, removal or restoration, Tenant shall repair any damages caused therefrom and restore the Building and premises to their original condition, at its sole cost and expense.

         Fourteenth: Tenant without charge, at any time and from time to time hereafter, within five (5) days after a request by Landlord, shall certify by a written instrument duly executed and acknowledged, to any mortgagee or purchaser, or any proposed mortgagee or proposed purchaser, or any other person, firm or corporation specified by Landlord, as to the validity, standing and force and effect of this lease, in accordance with its tenor, as then constituted, as to the existence of any offsets, or defenses thereto on the part of Tenant, as to any breach or default on the part of the Landlord, and as to any other matters which may be reasonably requested by Landlord, and shall execute any such instrument requested by Landlord as to the commencement and termination dates of the said lease.

         Seventeenth: The waiver of any covenant or condition by Landlord shall not be construed as a waiver of a subsequent breach of the same or any other covenant or condition, and the consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be construed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant. The failure of Landlord to insist upon the strict performance of any term, condition, provision or covenant or to exercise any option or any right hereunder, shall not be construed as a waiver of same for the future. The receipt by Landlord of any rental payment with knowledge of a breach of this lease shall not be deemed a waiver of such breach. No term, condition, provision or covenant of this lease shall be deemed to have been waived unless such waiver is in writing and signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser sum than the rental set forth herein shall be deemed to be other than on account of the earliest rental then unpaid, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to its right to recover the balance on any rental or to pursue any other remedy to which it may be entitled. The rights and remedies set forth in this lease are not intended to be exclusive, but are in addition to all rights and remedies which the Landlord would otherwise have by law.

         Twentieth: Any holding over by the Tenant after the expiration of the term of this lease shall not operate to extend or renew this lease or to imply or create a new lease. In such event, Landlord shall have the right to immediately terminate the Tenant's occupancy or to treat the Tenant's occupancy as a month-to-month tenancy, in which event Tenant shall continue to pay a base monthly rent of a sum equal to two hundred (200%) percent of the monthly rent for the last month of the permitted term, together with all additional rental charges and shall perform all other obligations set forth herein. In no event, however, shall Tenant be relieved of any liability to Landlord for damages resulting from such holding over.

         Twenty-Seventh: The Tenant has this day deposited with the Landlord the sum of $10,000.00 as security for the full and faithful performance by the Tenant of all of the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on the Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

         Twenty-Eighth: The Tenant, at Tenant's own expense, shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises, for injuries to any person or persons, for limits of not less than $2,000,000.00 for injuries to one person and $2,000,000.00 for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than $500,000.00. The policy or policies of insurance shall be of a company or companies authorized to do business in this State and shall be delivered to the Landlord, together with evidence of the payment of the premiums therefor, not less than fifteen days prior to the commencement of the term hereof or the date when the Tenant shall enter into possession, whichever occurs sooner. At least fifteen days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefor. The Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for and for all payments, expenses, costs, attorney fees and from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the occupancy by the Tenant and the conduct of the Tenant's business. Said policies of insurance shall name the Landlord as an additional insured and shall provide for thirty (30) days= written notice to be given to the Landlord prior to the cancellation, termination, material alteration or modification thereof.

         Twenty-ninth. It is expressly agreed that Landlord shall have the right to assign its right, title and interest in and to the within lease, provided such assignment shall not impair the rights of Tenant hereunder. In the event of such assignment or the sale of the Building and Lands of which the demised premises form a part, Landlord shall have no further obligations or duties to Tenant, pursuant hereto and the assignee shall assume Landlord's obligations hereunder.

         Thirtieth: (a) Tenant agrees, at its sole cost and expense, that it shall fulfill, observe and comply with all of the terms and provisions all environmental laws, applicable to its tenancy hereunder, including, but not limited to, all rules, regulations, ordinances, opinions, orders and directives issued or promulgated pursuant to or in connection with said laws by any governmental agency, authority or body having jurisdiction thereof.

              (b) Tenant agrees that the provisions of this Paragraph shall survive the expiration or earlier termination of the term of this lease, the parties hereto expressly agreeing and acknowledging that Landlord would not enter into this lease but for the provisions of this Paragraph and the aforesaid survival thereof.

         Thirty-first: Landlord and Tenant each represent to the other that they have not dealt with any real estate broker in connection with this lease. Each party agrees that if any claim should be made for any commissions by any broker by reason of any acts or conduct of the other party or its representatives (the "indemnifying party"), the indemnifying party will indemnify and save harmless the other party from any and all claims, demands, losses, liabilities, judgments, costs, expenses, attorneys' fees or other damages resulting from, arising out of, or in connection with or relating to this lease. Such indemnification shall include, but shall not be limited to, all commission claims, as well as all costs, expenses, legal fees and expert fees reasonably incurred in defending any claim of any third party. In the event that by settlement or otherwise, any monies or other consideration is awarded to or turned over to any third party as a result of such commission claim, the indemnifying party shall be solely responsible therefor.

         Thirty-second: Notwithstanding anything herein to the contrary, it is agreed that Landlord's obligations under this Lease are intended, not as personal covenants of the Landlord, but as covenants binding upon Landlord's fee interest in the premises and the improvements thereon only, and in no event shall Tenant attempt to secure any personal judgment against Landlord or any employee or agent of Landlord's by reason of any default by Landlord in the performance of any of its obligations hereunder.

         Thirty-third: All payments other than the monthly rental set forth in the Payment of Rent paragraph of this lease to be made by Tenant pursuant to this lease shall be deemed additional rental, shall be due and payable on the first day of the month following demand therefor, except as otherwise herein provided, and, in the event of any non-payment thereof, Landlord shall have all rights and remedies provided for herein or by law of non-payment of rent.

         Thirty-fourth: The submission of this lease for examination does not constitute a reservation, or option for, the premises, and this lease shall become effective as a lease only upon the execution and delivery thereof by Landlord and Tenant.

     Thirty-fifth: Tenant shall have the option to renew this lease for one (1) additional period of one (1) year on the same terms and conditions as are set forth herein; provided, however, that such option shall not include any additional right to renew or extend this lease beyond the one (1) one (1) year period, and; provided, further, that the base annual rental to be paid hereunder shall be increased during the option period to $72,000.00 with a monthly rental figure of $6,000.00.

                The option may be exercised by the Tenant by serving written notice upon Landlord by certified mail, or personal delivery, at least three (3) months prior to the expiration of the initial lease term. In addition to the base rent set forth above, Tenant agrees to pay, during such option period, all additional rental charges set forth herein. The failure of Tenant to deliver the aforesaid notice shall be conclusively deemed to mean that the Tenant has elected not to exercise the option.

                It is further agreed that the right of Tenant to exercise the aforesaid option shall be contingent on the Tenant not being in default or in breach of this lease, at the time said option is exercised.

         Thirty-sixth: During the term hereof, the tenancy created hereunder is subject to the terms and provisions of the Declaration, By-Laws, the Rules and Regulations and any other governing documents, and any amendments thereto, (hereinafter "Condominium documents") of the Condominium of which the demised premises form a part. To the extent that the said terms and provisions are in conflict with any terms or provisions of this lease, the terms and provisions of the Condominium documents shall control. The execution of this lease by the Tenant constitutes its acceptance and ratification of said Condominium documents. A violation by Tenant of the terms and provisions of the Condominium documents shall constitute a default hereunder.

         Thirty-seventh: (a) Provided that Tenant shall not be in default of any term, provision, condition or covenant herein contained at the time of the exercise of each of the options set forth in this paragraph thirty-seventh of this lease agreement, or at the time each of said options shall take effect, Tenant shall have the right to extend the term of this Lease for two (2) additional periods of three (3) years each. The said options to extend, if exercised, shall be on the same terms, conditions, provisions and covenants as are set forth herein, except however that the fixed rent during the first year of the extended term shall be increased over the fixed rent for the preceding lease year by a percentage equal to the percentage of increase of the United States Department of Labor's Consumer Price Index for Urban Wage Earners and Clerical Workers for the New York Northern New Jersey Area, or any successor, replacement or substituted Index thereto ("Index"), for the first month of the first lease year of the extended term over the Index for June, 1999. During each succeeding year of the extended lease term, the annual fixed rent shall be increased by the percentage of increase for the Index for the first month of the applicable lease year over the Index for the first month of the next preceding lease year. In no event, however, shall the fixed rent be less than the fixed rent for the prior lease year. In the event that the Index for such month is not available as of the commencement of the applicable lease year, then the fixed rent shall be increased by such percentage as shall be computed from the most recent monthly Index published at such time and any adjustment as shall be required on publication of the Index for the month in question shall be made as part of the rental payment for the month next succeeding such publication.

                  (c) Each option herein granted to extend the term shall be exercised by Tenant by the delivery of written notice thereof to Landlord, not less than ninety (90) days prior to the expiration of the then existing lease term. In the event that the Tenant shall fail to deliver said notice within such time, it shall be conclusively deemed to mean that the Tenant has elected not to exercise the option, whereupon said option shall cease and terminate and be of no further force and effect.

                  (d) Nothing contained herein shall be construed to grant or permit any extension of the term beyond the two (2) additional periods of three
(3) years each set forth herein.

                                        /s/ J. Randolph Schumacher
                                        --------------------------
                                        J. Randolph Schumacher, Landlord



                                        S&K INTERNATIONAL, INC., Tenant

                                        By: /s/ James L Kehoe
                                            -----------------
                                        James L. Kehoe, President

                                    GUARANTY

In consideration of the execution of the within lease by the Landlord, at the request of the undersigned and in reliance of this guaranty, the undersigned hereby guarantees unto the Landlord, its successors and assigns, the prompt payment of all rent and the performance of all of the terms, covenants and conditions provided in said lease, hereby waiving all notice of default, and consenting to any extensions of time or changes in the manner of payment or performance of any of the terms and conditions of the said lease the Landlord may grant the Tenant, and further consenting to the assignment and the successive assignments of the said lease, and any modification thereof, including the sub-letting and changing of the use of the demised premises, all without notice to the undersigned. The undersigned agrees to pay the Landlord all expenses incurred in enforcing the obligations of the Tenant under the within lease and in enforcing this guaranty.

Witness:


Date:

                                      LEASE

J. RANDOLPH SCHUMACHER, Landlord to SONO-TEK CORPORATION and S & K PRODUCTS INTERNATIONAL, INC., Tenant

Premises leased:  SUITES 1102, 103, 112
                  80 RED SCHOOLHOUSE ROAD, CHESTNUT RIDGE, NY  10977

FROM:                                                TO:

                     ASSIGNMENT AND ACCEPTANCE OF ASSIGNMENT

For value received the undersigned Tenant hereby assigns all of said Tenant's right, title and interest in and to the within lease from and after unto heirs, successors, and assigns, the demised premises to be used and occupied for and for no other purpose, it being expressly agreed that this assignment shall not in any manner relieve the undersigned assignor from liability upon any of the covenants of this lease.

Witness:

Date:

In consideration of the above assignment and the written consent of the Landlord thereto, the undersigned assignee hereby assumes and agrees from and after to make all payments and to perform all covenants and conditions provided in the within lease by the Tenant therein to be made and performed.

Witness:

Date:

                              CONSENT TO ASSIGNMENT

The undersigned Landlord hereby consents to the assignment of the within lease to on the express conditions that the original Tenant, the assignor, herein shall remain liable for the prompt payment of the rent and the performance of the covenants provided in the said lease by the Tenant to be made and performed, and that no further assignment of said lease or sub-letting of any part of the premises thereby demised shall be made without the prior written consent of the undersigned Landlord.
                                                     Landlord

Date:                                                By

Exhibit 10.4

                                            News Release


Sono-Tek Corporation                        Contact: James L. Kehoe
2012 Route 9W                               Chief Executive Officer
Milton, NY 12547
(914) 795-2020



                                            Demi Hetrick
                                            The Neilson/Hetrick Group
FOR IMMEDIATE RELEASE                       (717) 263-3449



                  SONO-TEK CORPORATION COMPLETES ACQUISITION OF
                        S&K PRODUCTS INTERNATIONAL, INC.


(August 5, 1999 - Milton, NY) Sono-Tek Corporation (OTC BB: SOTK) today announced that it has completed the acquisition of S&K Products International, Inc., a privately-held company located in nearby Chestnut Ridge, NY. S&K, founded in 1982, manufactures cleaning, degreasing and vapor drying equipment for the semiconductor, disk drive, and other high technology industries.

According to James L. Kehoe, Chairman and CEO of Sono-Tek, "This acquisition complements our core business, including industry focus and manufacturing similarities. We believe that significant efficiencies can be realized by integrating the operations of S&K into Sono-Tek's existing infrastructure, and we expect the financial performance of Sono-Tek to improve significantly as a result. To help ensure a rapid and smooth integration, John J. Antretter, a Director of Sono-Tek, will oversee the operations at S&K during this transition."

Mr. Kehoe continued, "The principals of S&K, J. Randolph Schumacher and Kevin Schumacher, are well known and respected in the precision cleaning industry. They will focus their efforts on new product development and increased sales. We are encouraged that recent industry reports indicate that capital spending in the semiconductor industry is on the upswing, which could result in dynamic sales growth for S&K in the near future."

Mr. Kehoe stated, "To finance this acquisition, we initiated efforts in May to raise up to $500,000 through a private placement of the Company's common stock at the market price of $0.30 per share to a group of investors, including several managers and directors of the Company. Concurrent with this acquisition, we closed on the initial part of this financing. We believe that the Company has commitments to receive additional debt and equity financing over the next several months. Proceeds from this offering will provide, among other things, working capital for the ongoing operations of S&K and Sono-Tek."

According to Kevin Schumacher, Vice-President of S&K, "Among the benefits to S&K in joining with Sono-Tek are accessibility to its ISO 9001 manufacturing and development capabilities, and increased engineering and technical resources to better support our worldwide customer base and to capitalize on recently developed megasonic and ultrasonic technologies."

Mr. Kehoe concluded, "We welcome the employees of S&K to the Sono-Tek team and look forward to a long and mutually beneficial relationship. Kevin S. Schumacher has been elected a Director of Sono-Tek and we look forward to the knowledge and experience he adds to the Board. We anticipate that the addition of S&K Products will contribute significantly to sales and earnings growth for the Company during Fiscal 2000 and beyond."

Sono-Tek Corporation is a leading developer and manufacturer of liquid spray products based on its proprietary ultrasonic nozzle technology. The Company's products have long been recognized for their performance, quality, and reliability.

This press release contains forward looking statements regarding future events and the future performance of Sono-Tek Corporation that involve risks and uncertainties that could cause actual results to differ materially. These factors include, among other considerations, general economic and business conditions; political, regulatory, competitive and technological developments affecting the Company's operations or the demand for its products; timely development and market acceptance of new products; adequacy of financing; capacity additions and the ability to enforce patents. We refer you to documents that the Company files with the Securities and Exchange Commission, which include Form 10-K and Form 10-Q containing additional important information.

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